UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-10399

                 ----------------------------------------------

                             Henderson Global Funds

 ------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                      737 NORTH MICHIGAN AVENUE, SUITE 1950
                             CHICAGO, ILLINOIS 60611

 ------------------------------------------------------------------------------
               (Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)                  Copy to:

            BRIAN C. BOOKER                          CATHY G. O'KELLY
 737 NORTH MICHIGAN AVENUE, SUITE 1950      VEDDER, PRICE, KAUFMAN & KAMMHOLZ
        CHICAGO, ILLINOIS 60611                  222 NORTH LASALLE STREET
                                                  CHICAGO, ILLINOIS 60601


       Registrant's telephone number, including area code: (312) 397-1122

Date of fiscal year end:  July 31

Date of reporting period:  July 31, 2003

ITEM 1:  REPORT OF SHAREHOLDER
------------------------------

logo: Henderson Global Investors

HENDERSON GLOBAL FUNDS

ARTWORK: TOWER CLOCK, FUNDS, BUILDING FRIEZE

EUROPEAN FOCUS FUND
GLOBAL TECHNOLOGY FUND
INTERNATIONAL OPPORTUNITIES FUND

                                                                   ANNUAL REPORT
                                                                   JULY 31, 2003

TABLE OF CONTENTS

LETTER TO SHAREHOLDERS ..............................................1

EUROPEAN FOCUS FUND
Commentary ..........................................................2
Performance Summary .................................................3

GLOBAL TECHNOLOGY FUND
Commentary ..........................................................4
Performance Summary .................................................5

INTERNATIONAL OPPORTUNITIES FUND
Commentary ..........................................................6
Performance Summary .................................................7

PORTFOLIOS OF INVESTMENTS ...........................................8

STATEMENT OF ASSETS AND LIABILITIES ................................14

STATEMENT OF OPERATIONS ............................................15

STATEMENT OF CHANGES IN NET ASSETS .................................16

STATEMENT OF CHANGES - CAPITAL STOCK ACTIVITY ......................19

FINANCIAL HIGHLIGHTS ...............................................22

NOTES TO FINANCIAL STATEMENTS ......................................25

REPORT OF INDEPENDENT AUDITORS .....................................29

TRUSTEES AND OFFICERS ..............................................30

HENDERSON GLOBAL FUNDS                                    LETTER TO SHAREHOLDERS

Dear fellow shareholder,

On behalf of Henderson Global Funds, thank you for joining our growing family of shareholders. We appreciate your choice to include Henderson in your investment portfolio. In January's semiannual report, we discussed many of the global challenges that investors faced in the second half of 2002, but expressed our belief that there were many signs of a continuing soggy economic recovery in global stock markets. We now feel that this economic recovery is strengthening, and our overall outlook continues to be cautiously optimistic.

While it has certainly been an interesting and somewhat choppy period since last July, markets and economies worldwide are starting to exhibit signs of growth. The successful military campaign in Iraq has been winding down, and international markets have subsequently rallied, beginning in the second quarter of this year. Asia has rebounded following the remission of a potentially lethal strain of atypical pneumonia (SARS), and the European Central Bank cut its benchmark interest rate another 50 basis points (0.50%) in June to 2%, in an effort to further stimulate economic activity in Europe.

During this time, our Funds have continued to excel, outperforming both their benchmarks and peer group averages for the calendar year-to-date, one year and since inception periods ended July 31, 2003. The Henderson European Focus Fund has done particularly well, placing 1st out of 163 funds in its Lipper European Region Funds peer group for the one year period and 1st out of 153 funds for the since inception period (8/31/01 to 7/31/03).*

Looking forward, we expect continued improvements in global markets, although there may be a few bumps along the way. The Federal Reserve Board appears committed to keeping US interest rates low, in an attempt to stimulate US, and therefore worldwide, economic growth. Positive earnings reports from a number of companies have also contributed to the uptick in markets. The weaker US dollar may continue to act as a stimulus, enhancing dollar-based returns for those investing overseas. Finally, international stocks remain at very appealing valuation levels, one of our key criteria for identifying potential attractive holdings for our Funds.

At Henderson Global Funds, we continue to focus on seeking investment performance through bottom-up stock selection. Our portfolio managers located around the world are dedicated to selecting investment opportunities that have the potential to increase the value of your portfolio.

Thank you again for joining Henderson Global Funds and we look forward to serving your financial needs in the years to come.

/s/  Sean Dranfield

Sean Dranfield
President, Henderson Global Funds



bar charts:

                          HENDERSON EUROPEAN FOCUS FUND

                        HENDERSON EUROPEAN            MSCI              LIPPER
                            FOCUS FUND            EUROPE INDEX          AVERAGE*

    YTD                       24.16%                 13.48%             12.4%
    ONE YEAR                  33.93                   9.3                6.53
    SINCE INCEPTION           25.88                  -4.21              -4.59



                        HENDERSON GLOBAL TECHNOLOGY FUND

                         HENDERSON GLOBAL          MSCI WORLD           LIPPER
                         TECHNOLOGY FUND            IT INDEX            AVERAGE*

    YTD                       39.77%                 24.75%              31.57%
    ONE YEAR                  31.38                  21.43               27.93
    SINCE INCEPTION           -1.74                  -8.73              -11.82



                   HENDERSON INTERNATIONAL OPPORTUNITIES FUND

                     HENDERSON INTERNATIONAL          MSCI              LIPPER
                        OPPORTUNITIES FUND         EAFE INDEX           AVERAGE*

     YTD                      16.86%                 12.52%              11.07%
     ONE YEAR                 14.84                   6.76                4.36
     SINCE INCEPTION          10.31                  -4.66               -5.61



Past performance is no guarantee of future results. Performance returns reflect the Funds' Class A shares at NAV. Please see pages 3, 5 and 7 for additional Fund performance.

* Note: The Lipper rankings are compiled by Lipper, Inc., an independent mutual fund research and rating service that ranks funds in various fund categories by making comparative calculations using total returns. The European Focus Fund's rankings are for the Fund's A shares; other share classes will vary. The European Focus Fund, Global Technology Fund and International Opportunities Fund compare to the Lipper European Region Funds Average, the Lipper Science & Tech Funds Average and the Lipper International Funds Average, respectively.

HENDERSON GLOBAL FUNDS                                                COMMENTARY

EUROPEAN FOCUS FUND

The European Focus Fund has substantially outperformed the MSCI Europe Index for the year ended 7/31/03, returning 33.93% (A-shares at NAV) versus the Index's return of 9.30%. The reporting period has been dominated by the second quarter rally in equity markets around the world, a rally in which European markets readily participated.

During the second half of 2002, European equity markets were consistently weak although they did rally strongly towards the end of the year, spurred on by interest rate cuts and the euro breaking back above parity with the US dollar. With financials one of the key sectors to underpin the advance, our earlier decision to take profits in some defensive holdings and reduce the Fund's underweight in financials proved timely. However, the economic and corporate backdrop remained disappointing over the first quarter of 2003 and was made more acute by institutional selling of equities. Throughout this period the Fund maintained a cautious strategy and continued to focus on stock selection and defensive positions such as tobacco and pharmaceuticals. Consumer-related sectors such as food and beverages performed poorly; however, the European technology sector managed to sustain good performance.

The European market, like most major equity markets, experienced a dramatic change in fortune over the last few months. With the war behind them and encouraged by generally better than expected company results, investors' tolerance for riskier assets improved. Consequently, those sectors that had previously lagged, for instance insurance and technology, notched up some of the largest gains and we believe this, in turn, stimulated the individual markets of Holland and Germany. Defensive sectors including food, beverages and utilities, where the Fund has been underweight, lost much of their appeal and failed to participate in the rally. The economic and corporate backdrop improved after the European Central Bank took further action in June to stimulate economic activity and cut interest rates by 50 basis points (0.50%) to 2%.

As discussed previously, the Fund maintained a cautious strategy during much of the reporting period. We trimmed our positions further and increased our underweight in the more defensive sectors such as healthcare, pharmaceuticals and food, which all continued to underperform. However, more recently the Fund has moved portfolio assets away from defensive stocks towards more aggressive cyclical / recovery stocks, such as those in the automobile sector.

Looking forward, the Fund will continue to implement its flexible approach to market capitalization, investing in those small, mid and large cap stocks which we believe exhibit good value. Although we believe that further progress may require better economic news both from the US and the eurozone, the focus of the Fund will continue to remain on those stocks that can potentially perform well despite market volatility.

sidebar:
  EUROPEAN FOCUS FUND
  TOP 10 EQUITY HOLDINGS

                             AS A PERCENTAGE
  SECURITY                     OF NET ASSETS
---------------------------------------------
  PUNCH TAVERNS                     4.3%
  PUMA                              2.8
  UNILEVER                          2.5
  NDS GROUP                         2.5
  BUHRMANN                          2.4
  HEIJMANS                          2.4
  HMV GROUP                         2.3
  WOLTERS KLUWER                    2.3
  KONINKLIJKE AHOLD                 2.2
  PUBLIC POWER CORP.                2.1

HENDERSON GLOBAL FUNDS                                       PERFORMANCE SUMMARY

EUROPEAN FOCUS FUND

  PIE CHARTS:

  PORTFOLIO COMPOSITION BY COUNTRY
  (AS A % OF TOTAL EQUITY INVESTMENTS)

         UNITED
         KINGDOM      NETHERLANDS     GERMANY        GREECE         FRANCE      SWITZERLAND       OTHER
           34.0%         15.4           14.0           7.2            6.9           5.1           17.4


  PORTFOLIO COMPOSITION BY SECTOR
  (AS A % OF TOTAL EQUITY INVESTMENTS)

        CONSUMER                     CONSUMER                                   INFORMATION
     DISCRETIONARY    INDUSTRIALS     STAPLES      FINANCIALS     HEALTH CARE    TECHNOLOGY       OTHER
           34.9%         17.2          13.5            8.2            6.0           5.8           14.4


INVESTMENT COMPARISON
Value of $10,000

  MOUNTAIN CHART:

                                                EUROPEAN
                            EUROPEAN          FOCUS FUND
                          FOCUS FUND             CLASS A
                       CLASS A W/OUT             W/SALES                 MSCI
                        SALES CHARGE              CHARGE         EUROPE INDEX

8/31/01                      $10,000              $9,425              $10,000
9/30/01                        9,910               9,340                9,002
10/31/01                      10,960              10,330                9,288
11/30/01                      12,120              11,423                9,661
12/31/01                      12,250              11,546                9,908
1/31/02                       12,110              11,414                9,391
2/28/02                       12,450              11,735                9,390
3/31/02                       12,981              12,234                9,902
4/30/02                       13,081              12,329                9,834
5/31/02                       13,281              12,517                9,816
6/30/02                       12,851              12,112                9,479
7/31/02                       11,611              10,943                8,426
8/31/02                       11,890              11,207                8,426
9/30/02                       10,610              10,000                7,318
10/31/02                      11,579              10,914                8,026
11/30/02                      12,520              11,800                8,420
12/31/02                      12,523              11,803                8,115
1/31/03                       12,363              11,652                7,732
2/28/03                       11,891              11,207                7,480
3/31/03                       11,699              11,027                7,372
4/30/03                       13,468              12,694                8,379
5/31/03                       14,664              13,821                8,932
6/30/03                       15,006              14,143                9,024
7/31/03                       15,549              14,655                9,209


TOTAL RETURNS AS OF JULY 31, 2003

                                           NASDAQ                       CALENDAR                       SINCE INCEPTION
AT NAV                                     SYMBOL          CLASS           YTD          1 YEAR           (8/31/01)*
-------------------------------------------------------------------------------------------------------------------
Henderson European Focus Fund               HFEAX          Class A          24.16%         33.93%            25.88%
-------------------------------------------------------------------------------------------------------------------
Henderson European Focus Fund               HFEBX          Class B          23.69          32.83             24.95
-------------------------------------------------------------------------------------------------------------------
Henderson European Focus Fund               HFECX          Class C          23.69          32.94             24.94
-------------------------------------------------------------------------------------------------------------------
WITH SALES LOAD
-------------------------------------------------------------------------------------------------------------------
Henderson European Focus Fund                              Class A          17.02%         26.21%            22.05%
-------------------------------------------------------------------------------------------------------------------
Henderson European Focus Fund                              Class B          18.69          28.83             23.24
-------------------------------------------------------------------------------------------------------------------
Henderson European Focus Fund                              Class C          21.50          30.57             24.30
-------------------------------------------------------------------------------------------------------------------
INDEX
-------------------------------------------------------------------------------------------------------------------
MSCI Europe Index                                                           13.48%          9.30%            -4.21%
-------------------------------------------------------------------------------------------------------------------

* Average annual return.

PAST PERFORMANCE IS NEITHER PREDICTIVE NOR A GUARANTEE OF FUTURE RESULTS. Market volatility can significantly impact short-term performance and results of an investment made today may differ substantially from the Fund's historical performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. Performance since inception was favorably impacted by the Fund's relatively large cash position during September 2001. Performance results also reflect expense subsidies and waivers in effect during the periods shown. Absent these waivers, results would have been less favorable. All results are historical and assume the reinvestment of dividends and capital gains. For more current performance, please call 1.866.443.6337 or visit the Fund's website at www.hendersonglobalinvestors.com.

Performance results with sales charges reflect the deduction of the maximum front-end sales charge and/or the deduction of the applicable contingent deferred sales charge. Class A shares are subject to a maximum front-end sales charge of 5.75%. Class B shares are subject to a contingent deferred sales charge, which declines from 5% the first year to 0% at the beginning of the seventh year. Class C shares are subject to a maximum front-end sales charge of 1.00% and a contingent deferred sales charge of 1.00%, which declines to 0% after 18 months. Net Asset Value (NAV) is the value of one share of the Fund excluding any sales charges.

The investment comparison graph above reflects the change in value of a $10,000 hypothetical investment since the Fund's inception, including reinvested dividends and distributions, compared to a broad based securities market index. The MSCI Europe Index is a market capitalization weighted index of approximately 500 stocks traded in 16 European markets. The Fund is professionally managed while the Index is unmanaged and not available for investment. Results in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

There are risks of investing in a fund of this type that invests in securities of foreign countries, such as erratic market conditions, economic and political instability, and fluctuations in currency and exchange rates. In addition, the Fund may invest in a limited geographic area or in a small number of issuers.
As such, investing in the Fund may involve greater risk and volatility than investing in a more diversified fund. The views in this report were those of the Fund manager as of July 31, 2003, and may not reflect the views of the manager on the date this report is first published or anytime thereafter. These views are intended to assist shareholders of the Fund in understanding their investments in the Fund and do not constitute investment advice.

HENDERSON GLOBAL FUNDS                                                COMMENTARY

GLOBAL TECHNOLOGY FUND

The start of the reporting period began with cyclical sectors, including technology, being among the weakest performers as traditionally defensive sectors continued to be more robust. 2003 began with a technology rally in January, but this soon ran out of steam. However, a more solidly based uptrend started in March, when uncertainty over the timing of the Iraq war finally ended. The SARS epidemic affected individual stocks, but was not enough to halt the general rise. We anticipated that the rally would last more than a few short weeks, and oriented the portfolio accordingly - for example, we increased the exposure to attractively valued smaller-capitalization stocks. The Fund performed well over the period, returning 31.38% (A-shares at NAV), compared to returns of 21.43% for the MSCI World IT Index and 10.64% for the S&P 500 Index.

Based on our bottom-up view of relative valuations, some changes of emphasis emerged during the period. In November, we increased our exposure to the US at the expense of Europe and Asia in the belief that US technology stocks would experience the most growth momentum towards the end of 2002. During the first half of 2003, Japanese technology stocks began to appear significantly undervalued, and we increased our weighting to the region, becoming approximately 10% overweight in the region as compared to the MSCI World IT Index. On a sectoral basis, we increased our exposure to computer storage and to computer hardware where we maintained our overweight position. Enterprises have remained willing to address their still-expanding information storage needs even as the spending squeeze has remained tight on most other information technology goods and services.

Many changes were made within the Fund's semiconductor portfolio. Stocks that we believed had begun to appear expensive or disappointed expectations were sold, and although there were some additions to existing holdings the overall result was a reduction in exposure to this demandingly valued sector. By contrast, there were net additions to the software sector. We remain underweight in business application software and focused on specialist areas such as games, conditional access and internet software where we maintained our long-term overweight exposure.

We continue to like the growth characteristics of the internet sector, but are becoming more conscious of valuations, which have become very high. The communications equipment sector enjoyed a roller-coaster ride during the reporting period. We remain underweight the sector, but took profits in some recovery stocks.

Looking forward, technology companies have been cautious in their expectations for the third quarter, but there are reasons for modest optimism. Both the US and Japanese economies have recently shown signs of better-than-expected growth. Asia has thrown off the stigma of the SARS epidemic and only European growth remains a concern - compounded by the continuation of a strong euro. Within the technology sector, rationalization has continued, leading to a reduction in excess capacity and a lowering of the cost base. The positive gearing effect on earnings, which is already evident, should become more pronounced when growth accelerates. We expect that markets may drift, or even correct, during the traditionally weak summer period for technology, but are well positioned to do better as companies gear up for the remainder of the year.

sidebar:

  GLOBAL TECHNOLOGY FUND
  TOP 10 EQUITY HOLDINGS

                             AS A PERCENTAGE
  SECURITY                     OF NET ASSETS
----------------------------------------------
  MICROSOFT                         8.4%
  EMC                               3.2
  INTEL                             3.2
  ELECTRONIC ARTS                   3.1
  HEWLETT-PACKARD                   3.1
  TAIWAN SEMICONDUCTOR              3.1
  CISCO SYSTEMS                     2.9
  AGERE SYSTEMS                     2.9
  KLA-TENCOR                        2.8
  SYMANTEC                          2.8

HENDERSON GLOBAL FUNDS                                       PERFORMANCE SUMMARY

GLOBAL TECHNOLOGY FUND

  PIE CHARTS:

  PORTFOLIO COMPOSITION BY COUNTRY
  (AS A % OF TOTAL EQUITY INVESTMENTS)

          UNITED
          STATES          JAPAN        GERMANY       SINGAPORE       TAIWAN        FRANCE          OTHER
           73.0%          7.8           5.9            3.9             3.0          1.8            4.6


  PORTFOLIO COMPOSITION BY SECTOR
  (AS A % OF TOTAL EQUITY INVESTMENTS)

                                                                    COMPUTER      INTERNET
        SYSTEMS          SEMI-       COMPUTER     APPLICATION       STORAGE       SOFTWARE
        SOFTWARE      CONDUCTORS     HARDWARE       SOFTWARE        & PRPHR        & SRVC         OTHER
          14.6%           12.0         11.5           11.2            8.8           7.4           34.5

INVESTMENT COMPARISON
Value of $10,000

MOUNTAIN CHART:

                                                  GLOBAL
                              GLOBAL          TECHNOLOGY
                          TECHNOLOGY                FUND
                                FUND             CLASS A                 MSCI
                       CLASS A W/OUT             W/SALES             WORLD IT             S&P 500
                        SALES CHARGE              CHARGE                INDEX               INDEX

8/31/01                      $10,000              $9,425              $10,000             $10,000
9/30/01                        7,850               7,399                8,282               9,192
10/31/01                       8,980               8,463                9,609               9,368
11/30/01                      10,689              10,075               11,176              10,086
12/31/01                      11,040              10,405               10,946              10,175
1/31/02                       10,909              10,281               10,850              10,026
2/28/02                        9,658               9,103                9,659               9,833
3/31/02                       10,478               9,876               10,274              10,202
4/30/02                        9,479               8,934                9,046               9,584
5/31/02                        8,939               8,425                8,686               9,513
6/30/02                        8,139               7,671                7,664               8,836
7/31/02                        7,359               6,936                6,912               8,148
8/31/02                        6,929               6,531                6,828               8,201
9/30/02                        5,920               5,579                5,632               7,309
10/31/02                       6,899               6,503                6,756               7,952
11/30/02                       7,889               7,436                7,863               8,421
12/31/02                       6,917               6,520                6,729               7,926
1/31/03                        6,988               6,586                6,633               7,718
2/28/03                        6,968               6,567                6,723               7,602
3/31/03                        6,876               6,481                6,609               7,676
4/30/03                        7,463               7,034                7,257               8,308
5/31/03                        8,394               7,911                7,883               8,746
6/30/03                        8,808               8,302                7,923               8,858
7/31/03                        9,668               9,112                8,394               9,014

TOTAL RETURNS AS OF JULY 31, 2003

                                           NASDAQ                        CALENDAR                       SINCE INCEPTION
AT NAV                                     SYMBOL          CLASS            YTD            1 YEAR           (8/31/01)*
-------------------------------------------------------------------------------------------------------------------
Henderson Global Technology Fund            HFGAX          Class A          39.77%         31.38%            -1.74%
-------------------------------------------------------------------------------------------------------------------
Henderson Global Technology Fund            HFGBX          Class B          39.41          31.10             -2.19
-------------------------------------------------------------------------------------------------------------------
Henderson Global Technology Fund            HFGCX          Class C          38.97          30.69             -2.35
-------------------------------------------------------------------------------------------------------------------
WITH SALES LOAD
-------------------------------------------------------------------------------------------------------------------
Henderson Global Technology Fund                           Class A          31.68%         23.81%            -4.73%
-------------------------------------------------------------------------------------------------------------------
Henderson Global Technology Fund                           Class B          34.41          27.10             -4.34
-------------------------------------------------------------------------------------------------------------------
Henderson Global Technology Fund                           Class C          36.55          28.45             -2.86
-------------------------------------------------------------------------------------------------------------------
INDEX
-------------------------------------------------------------------------------------------------------------------
MSCI World IT Index                                                         24.75%         21.43%           -8.73%
-------------------------------------------------------------------------------------------------------------------
S&P 500 Index                                                               13.73          10.64            -5.27
-------------------------------------------------------------------------------------------------------------------

* Average annual return.

PAST PERFORMANCE IS NEITHER PREDICTIVE NOR A GUARANTEE OF FUTURE RESULTS. Market volatility can significantly impact short-term performance and results of an investment made today may differ substantially from the Fund's historical performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. Due to the Fund's relatively small asset base in its initial stages, performance since inception was positively impacted by IPOs to a greater degree than it may be in the future. Performance results also reflect expense subsidies and waivers in effect during the periods shown. Absent these waivers, results would have been less favorable. All results are historical and assume the reinvestment of dividends and capital gains. For more current performance, please call
1.866.443.6337 or visit the Fund's website at www.hendersonglobalinvestors.com.

Performance results with sales charges reflect the deduction of the maximum front-end sales charge and/or the deduction of the applicable contingent deferred sales charge. Class A shares are subject to a maximum front-end sales charge of 5.75%. Class B shares are subject to a contingent deferred sales charge, which declines from 5% the first year to 0% at the beginning of the seventh year. Class C shares are subject to a maximum front-end sales charge of 1.00% and a contingent deferred sales charge of 1.00%, which declines to 0% after 18 months. Net Asset Value (NAV) is the value of one share of the Fund excluding any sales charges.

The investment comparison graph above reflects the change in value of a $10,000 hypothetical investment since the Fund's inception, including reinvested dividends and distributions, compared to a broad based securities market index and an industry focused index. The S&P 500 Index is a broad based measurement of changes in stock market conditions based on the average of 500 widely held common stocks. The MSCI World Info Tech Index currently consists of 23 developed market countries, and aims to capture 60% of the total market capitalization of each country by various technology-related industries. The Fund is professionally managed while the Indices are unmanaged and not available for investment. Results in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

There are risks of investing in a fund of this type that invests in securities of foreign countries, such as erratic market conditions, economic and political instability, and fluctuations in currency and exchange rates. In addition, the Fund may invest in a limited geographic area, limited industry sectors or in a small number of issuers. As such, investing in the Fund may involve greater risk and volatility than investing in a more diversified fund. The views in this report were those of the Fund managers as of July 31, 2003, and may not reflect the views of the managers on the date this report is first published or anytime thereafter. These views are intended to assist shareholders of the Fund in understanding their investments in the Fund and do not constitute investment advice.

HENDERSON GLOBAL FUNDS                                                COMMENTARY

INTERNATIONAL OPPORTUNITIES FUND

International equities continued to be weak during the latter half of 2002 and early in 2003 as sentiment was dominated by the threat and instigation of the conflict in Iraq. However, international equities had a strong second quarter, with a significant improvement in global equity markets in conjunction with increased optimism about a US economic recovery which was bolstered by a stronger than expected rise in business confidence. The Fund outperformed its index for the year ended 7/31/03, returning 14.84% (A-shares at NAV) against the MSCI EAFE Index return of 6.76%.

Over the course of the reporting period, the European portion of the Fund performed well due to its cautious approach to mainly falling markets and positive stock picking decisions. The second half of 2002 was poor for European markets and was further undermined at the start of 2003 by disappointing economic and corporate news; made more acute by institutional selling of equities. However, European markets experienced a dramatic change of fortune in the second quarter. With the Iraq war behind them and encouraged by generally better than expected company results, investors' tolerance for riskier assets improved. Consequently, those sectors that had previously lagged, for instance insurance and technology, notched up some of the largest gains while defensive sectors with relatively stable and predictable cashflows, including food, beverages and utilities, lost much of their appeal and failed to participate in the rally.

During the fourth quarter of 2002, Japanese markets fell badly based on the poor economic outlook and fears over consumer spending, ending on a 19-year low. However, we increased the Fund's weighting in Japan and the Pacific by 5% in July 2003 due to our belief that the region was looking increasingly attractive as valuations continued to improve. The region also began to produce positive data and companies showed more appealing numbers and margins. An influx of foreign money led Tokyo's TOPIX Index to register its biggest quarterly gain since the first quarter of 1999.

Pacific markets were undermined early in the year as news was released that SARS was spreading rapidly throughout Asia and Hong Kong's equity market sank by nearly 6%. However, during the second quarter of 2003, economic news became slightly more positive and Asian equity markets performed well as they continued to play catch up after earlier SARS-related weakness.

The technology sector remained weak during the second half of 2002 but when technology stocks began to look oversold in October the Fund adopted a more aggressive stance, reducing cash and its defensive positioning. The Fund benefited fully from this decision as the sector rallied strongly to the end of 2002. Technology continued to lead the market recovery in 2003 and we maintained an overweight stance, focusing on companies that looked oversold. The relative outperformance of the sector continued in the aftermath of the conflict with Iraq. We believe that earnings expectations have now become more realistic although valuations appear to be a little stretched.

Looking forward, we continue to believe that sustained good news on economies and corporate earnings will be required to lift markets significantly higher. However, further rate cuts in Europe and the UK have the potential to bolster the outlook, and international equity valuations continue to look relatively attractive as compared to US equities. We will continue to seek out undervalued stocks which we believe have good fundamentals and the potential for growth in the year to come.

sidebar:
  INTERNATIONAL OPPORTUNITIES FUND
  TOP 10 EQUITY HOLDINGS

                             AS A PERCENTAGE
  SECURITY                     OF NET ASSETS
----------------------------------------------
  PUNCH TAVERNS                     3.8%
  HEIJMANS                          3.1
  PUBLIC POWER CORP.                3.1
  EASYJET                           2.8
  COMPAGNIE DE
      SAINT-GOBAIN                  2.8
  UNILEVER                          2.7
  TAIWAN SEMICONDUCTOR              2.5
  TOKYO BROADCASTING
      SYSTEM                        2.5
  CHEUNG KONG HOLDINGS              2.5
  KONINKLIJKE AHOLD                 2.5

HENDERSON GLOBAL FUNDS                                       PERFORMANCE SUMMARY

INTERNATIONAL OPPORTUNITIES FUND

  PIE CHARTS:

  PORTFOLIO COMPOSITION BY COUNTRY
  (AS A % OF TOTAL EQUITY INVESTMENTS)

                        UNITED                       UNITED
          JAPAN         KINGDOM     NETHERLANDS      STATES         GERMANY       SWEDEN          OTHER
          21.5%          14.6          11.2            8.8            7.1           5.9           30.9


  PORTFOLIO COMPOSITION BY SECTOR
  (AS A % OF TOTAL EQUITY INVESTMENTS)

        CONSUMER      INFORMATION                   CONSUMER
      DISCRETIONARY   TECHNOLOGY    INDUSTRIALS      STAPLES      FINANCIALS     MATERIALS        OTHER
          22.1%          20.9          19.4           10.9           10.8           5.7           10.2


INVESTMENT COMPARISON
Value of $10,000

  MOUNTAIN CHART:

                               INT'L               INT'L
                       OPPORTUNITIES       OPPORTUNITIES
                                FUND        FUND CLASS A
                       CLASS A W/OUT             W/SALES                 MSCI
                        SALES CHARGE              CHARGE           EAFE INDEX

8/31/01                      $10,000              $9,425              $10,000
9/30/01                        9,080               8,558                8,989
10/31/01                       9,930               9,359                9,219
11/30/01                      11,430              10,773                9,560
12/31/01                      11,640              10,971                9,589
1/31/02                       11,610              10,943                9,106
2/28/02                       11,290              10,641                9,171
3/31/02                       11,840              11,159                9,716
4/30/02                       11,950              11,263                9,741
5/31/02                       11,940              11,254                9,874
6/30/02                       11,540              10,877                9,484
7/31/02                       10,510               9,905                8,549
8/31/02                       10,410               9,811                8,531
9/30/02                        9,280               8,747                7,617
10/31/02                      10,061               9,482                8,027
11/30/02                      10,711              10,095                8,393
12/31/02                      10,330               9,736                8,111
1/31/03                       10,168               9,584                7,773
2/28/03                        9,554               9,005                7,595
3/31/03                        9,454               8,910                7,451
4/30/03                       10,501               9,898                8,191
5/31/03                       11,166              10,524                8,694
6/30/03                       11,650              10,980                8,909
7/31/03                       12,072              11,378                9,126


TOTAL RETURNS AS OF JULY 31, 2003

                                           NASDAQ                       CALENDAR                       SINCE INCEPTION
AT NAV                                     SYMBOL          CLASS           YTD          1 YEAR           (8/31/01)*
-------------------------------------------------------------------------------------------------------------------
Henderson Int'l Opportunities Fund          HFOAX          Class A          16.86%         14.84%            10.31%
-------------------------------------------------------------------------------------------------------------------
Henderson Int'l Opportunities Fund          HFOBX          Class B          16.47          14.10              9.55
-------------------------------------------------------------------------------------------------------------------
Henderson Int'l Opportunities Fund          HFOCX          Class C          16.47          14.12              9.56
-------------------------------------------------------------------------------------------------------------------
WITH SALES LOAD
-------------------------------------------------------------------------------------------------------------------
Henderson Int'l Opportunities Fund                         Class A          10.10%          8.25%            6.95%
-------------------------------------------------------------------------------------------------------------------
Henderson Int'l Opportunities Fund                         Class B          11.47          10.10             7.62
-------------------------------------------------------------------------------------------------------------------
Henderson Int'l Opportunities Fund                         Class C          14.34          11.93             8.99
-------------------------------------------------------------------------------------------------------------------
INDEX
-------------------------------------------------------------------------------------------------------------------
MSCI EAFE Index                                                             12.52%          6.76%           -4.66%
-------------------------------------------------------------------------------------------------------------------

* Average annual return.

PAST PERFORMANCE IS NEITHER PREDICTIVE NOR A GUARANTEE OF FUTURE RESULTS. Market volatility can significantly impact short-term performance and results of an investment made today may differ substantially from the Fund's historical performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. Performance since inception was favorably impacted by the Fund's relatively large cash position during September 2001. Performance results also reflect expense subsidies and waivers in effect during the periods shown. Absent these waivers, results would have been less favorable. All results are historical and assume the reinvestment of dividends and capital gains. For more current performance, please call 1.866.443.6337 or visit the Fund's website at www.hendersonglobalinvestors.com.

Performance results with sales charges reflect the deduction of the maximum front-end sales charge and/or the deduction of the applicable contingent deferred sales charge. Class A shares are subject to a maximum front-end sales charge of 5.75%. Class B shares are subject to a contingent deferred sales charge, which declines from 5% the first year to 0% at the beginning of the seventh year. Class C shares are subject to a maximum front-end sales charge of 1.00% and a contingent deferred sales charge of 1.00%, which declines to 0% after 18 months. Net Asset Value (NAV) is the value of one share of the Fund excluding any sales charges.

The investment comparison graph above reflects the change in value of a $10,000 hypothetical investment since the Fund's inception, including reinvested dividends and distributions, compared to a broad based securities market index. The MSCI EAFE Index tracks the stocks of approximately 1,000 international companies in Europe, Australasia, and the Far East. The Fund is professionally managed while the Index is unmanaged and not available for investment. Results in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

There are risks of investing in a fund of this type that invests in securities of foreign countries, such as erratic market conditions, economic and political instability, and fluctuations in currency and exchange rates. In addition, the Fund may invest in a limited geographic area or in a small number of issuers.
As such, investing in the Fund may involve greater risk and volatility than investing in a more diversified fund. The views in this report were those of the Fund manager as of July 31, 2003, and may not reflect the views of the manager on the date this report is first published or anytime thereafter. These views are intended to assist shareholders of the Fund in understanding their investments in the Fund and do not constitute investment advice.

HENDERSON GLOBAL FUNDS                                  PORTFOLIO OF INVESTMENTS
EUROPEAN FOCUS FUND

 JULY 31, 2003

                                                  VALUE
   SHARES                                       (NOTE 2)
   ------                                       --------

COMMON STOCKS - 91.62%

             AUSTRALIA - 0.75%
  2,841,228  Centamin Egypt Ltd *............ $   394,572
                                              -----------

             AUSTRIA - 2.65%
     34,000  Andritz AG .....................     939,445
     30,000  Gericom AG .....................     447,820
                                              -----------
                                                1,387,265
                                              -----------

             BELGIUM - 2.81%
     25,000  Delhaize Group .................     801,684
      5,600  KBC Bankverzekerinholding ......     223,104
     15,000  Omega Pharma S.A. ..............     445,798
                                              -----------
                                                1,470,586
                                              -----------

             CROATIA - 0.68%
     24,000  PLIVA d.d., GDR ................     357,600
                                              -----------

             DENMARK - 1.87%
     36,000  Group 4 Falck A/S ..............     655,788
      6,300  Sjaelso Gruppen A/S ............     321,907
                                              -----------
                                                  977,695
                                              -----------

             FRANCE - 6.50%
     27,000  Compagnie de Saint-Gobain ......   1,074,161
      6,500  Eiffage S.A. ...................     647,581
      8,644  Lafarge S.A. ...................     578,168
      7,583  Renault S.A. ...................     421,092
      8,000  Technip S.A. ...................     681,558
                                              -----------
                                                3,402,560
                                              -----------

             GERMANY - 11.17%
     23,000  Bayerische Motoren Werke AG ....     890,226
     30,000  Continental AG * ...............     719,073
     13,000  Henkel KGaA ....................     759,284
     60,301  MobilCom AG * ..................     510,008
     13,000  Puma AG ........................   1,482,063
     14,000  Volkswagen AG ..................     600,373
      8,000  Vossloh AG .....................     320,516
     17,000  Zapf Creation AG ...............     567,104
                                              -----------
                                                5,848,647
                                              -----------

             GREECE - 6.78%
     39,000  Coca Cola Hellenic Bottling
             Co., S.A. ......................     694,744
     57,000  Folli Follie S.A. ..............     961,617
     65,000  Greek Organization of Football
             Prognostics S.A. ...............     766,584
     55,000  Public Power Corp. .............   1,124,324
                                              -----------
                                                3,547,269
                                              -----------

             ITALY - 0.76%
     75,000  Telecom Italia SpA, Saving
             Shares .........................     395,928
                                              -----------

             NETHERLANDS - 14.41%
    180,000  Buhrmann N.V. * ................   1,241,361
     60,000  Heijmans N.V. ..................   1,234,622
     14,000  IHC Caland N.V. ................     720,983


                                                  VALUE
   SHARES                                       (NOTE 2)
   ------                                       --------

             NETHERLANDS - (CONTINUED)
    145,000  Koninklijke Ahold N.V. ......... $ 1,175,879
    100,000  Koninklijke KPN N.V. * .........     684,029
     23,000  Unilever N.V. ..................   1,302,014
     82,000  Wolters Kluwer N.V. ............   1,183,516
                                              -----------
                                                7,542,404
                                              -----------

             NORWAY - 0.97%
    116,000  Storebrand ASA * ...............     507,927
                                              -----------

             SPAIN - 3.34%
     42,000  Altadis S.A. ...................   1,043,498
     54,157  Red Electrica de Espana ........     707,443
                                              -----------
                                                1,750,941
                                              -----------

             SWEDEN - 2.33%
     80,000  Eniro AB .......................     652,156
     75,000  Investor AB, B Shares ..........     565,769
                                              -----------
                                                1,217,925
                                              -----------

             SWITZERLAND - 4.75%
      2,000  Centerpulse AG * ...............     547,487
     21,000  Credit Suisse Group ............     659,714
      8,500  Roche Holdings AG ..............     708,565
        800  Synthes-Stratec, Inc. ..........     573,696
                                              -----------
                                                2,489,462
                                              -----------

             UNITED KINGDOM - 31.85%
     21,141  Benfield Group Ltd .............      94,576
    200,000  Centrica plc ...................     570,461
    240,000  easyJet plc * ..................     893,106
     65,000  ebookers plc * .................     559,599
    225,000  Filtronic plc ..................     541,294
    461,538  HMV Group plc ..................   1,225,466
     45,000  Imperial Tobacco Group plc .....     708,209
 16,000,000  Inter-Alliance Group plc *# ....     514,944
    200,000  Interserve plc .................     775,634
     50,000  Jarvis plc .....................     267,529
    115,000  JJB Sports plc .................     394,173
    135,000  Kensington Group plc ...........     673,450
    291,250  Matalan plc ....................     942,046
     10,000  Navan Mining plc *+ ............          --
     90,000  NDS Group plc, ADR * ...........   1,300,500
     80,000  Persimmon plc ..................     673,289
    447,846  Punch Taverns plc ..............   2,226,881
      9,000  PZ Cussons plc .................     127,811
    150,000  Savills plc ....................     457,415
    110,000  Shell Transport & Trading
             Co. plc ........................     689,462
     49,715  Smith & Nephew plc .............     296,805
    199,000  Taylor Woodrow plc .............     692,499
     85,000  Weir Group plc (The) ...........     365,892
     75,000  Wembley plc ....................     823,709
    185,030  Yell Group plc * ...............     859,009
                                              -----------
                                               16,673,759
                                              -----------
             TOTAL COMMON STOCKS ............  47,964,540
             (Cost $40,411,900)               -----------



                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS                                  PORTFOLIO OF INVESTMENTS
EUROPEAN FOCUS FUND

 JULY 31, 2003 (CONTINUED)

                                                  VALUE
   SHARES                                       (NOTE 2)
   ------                                       --------

PREFERRED STOCK - 1.95%

             GERMANY - 1.95%
      2,500  Porsche AG ..................... $ 1,022,112
                                              -----------

             TOTAL PREFERRED STOCK ..........   1,022,112
             (Cost $981,374)                  -----------


TOTAL INVESTMENTS - 93.57% ..................  48,986,652
             (Cost $41,393,274)               -----------


NET OTHER ASSETS AND
             LIABILITIES - 6.43% ............   3,365,357
                                              -----------

TOTAL NET ASSETS - 100.00% .................. $52,352,009
                                              ===========

OTHER INFORMATION:

INDUSTRY CONCENTRATION AS                       % OF NET
A PERCENTAGE OF NET ASSETS:                      ASSETS
----------------------------------------------------------
    Automobile Manufacturers................         5.60%
    Construction & Engineering..............         5.08%
    Restaurants.............................         4.25%
    Food Retail.............................         3.77%
    Electric Utilities......................         3.50%
    Tobacco.................................         3.34%
    Specialty Stores........................         3.09%
    Advertising.............................         2.89%
    Footwear................................         2.83%
    Oil & Gas Equipment & Services..........         2.68%
    Homebuilding............................         2.61%
    Packaged Foods & Meats..................         2.49%
    Industrial Machinery....................         2.49%
    Application Software....................         2.49%
    Office Services & Supplies..............         2.37%
    Publishing..............................         2.26%
    Health Care Equipment...................         2.14%
    Integrated Telecommunication Services...         2.07%
    Building Products.......................         2.05%
    Pharmaceuticals.........................         2.03%
    Other Diversified Financial Services....         1.85%
    Apparel & Luxury Goods..................         1.84%
    Apparel Retail..........................         1.80%
    Diversified Commercial Services.........         1.76%
    Airlines................................         1.71%
    Household Products......................         1.70%
    Leisure Facilities......................         1.57%
    Casinos & Gaming........................         1.46%
    Health Care Supplies....................         1.42%
    Tires & Rubber..........................         1.37%
    Soft Drinks.............................         1.33%
    Integrated Oil & Gas....................         1.32%
    Thrift and Mortgage Finance.............         1.29%
    Diversified Capital Markets.............         1.26%
    Construction Materials..................         1.11%
    Gas Utilities...........................         1.09%
    Multi-Sector Holdings...................         1.08%
    Leisure Products........................         1.08%
    Internet Software & Services............         1.07%
    Communications Equipment................         1.03%
    Wireless Telecommunication Services.....         0.98%
    Multi-line Insurance....................         0.97%
    Computer Hardware.......................         0.86%
    Gold....................................         0.75%
    Real Estate Management & Development....         0.62%
    Construction & Farm Machines............         0.61%
    Diversified Bank........................         0.43%
    Reinsurance.............................         0.18%
    Net Other Assets and Liabilities........         6.43%
                                              ------------
                                                   100.00%
                                              ============

          *  Non-income producing security

        GDR  Global Depository Receipts

          # Fair valued security, purchased as part of a placement of shares which is contingent upon shareholder approval

        ADR  American Depository Receipts

          +  Currently in UK administration procedings


                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS                                  PORTFOLIO OF INVESTMENTS
GLOBAL TECHNOLOGY FUND

 JULY 31, 2003

                                                  VALUE
   SHARES                                       (NOTE 2)
   ------                                       --------

COMMON STOCKS - 100.55%

             CANADA - 0.70%
      4,000  Nortel Networks Corp. * ........ $    11,800
                                              -----------

             CHINA - 1.65%
        550  Netease.com, Inc., ADR .........      27,747
                                              -----------

             FRANCE - 1.80%
      1,400  STMicroelectronics N.V. ........      30,270
                                              -----------

             GERMANY - 5.96%
      7,300  ADVA AG Optical Networking * ...      31,240
      1,095  SAP AG, ADR ....................      32,138
      3,500  T-Online International AG * ....      36,757
                                              -----------
                                                  100,135
                                              -----------

             JAPAN - 7.82%
        500  Canon, Inc., ADR ...............      24,505
        770  Fujitsu Ltd., ADR * ............      15,841
      3,000  NEC Corp. * ....................      18,484
          4  Nippon Telegraph and
             Telephone Corp. ................      16,575
      1,000  Olympus Optical Co., Ltd. ......      22,213
      9,000  Sanyo Electric Co., Ltd. .......      33,706
                                              -----------
                                                  131,324
                                              -----------

             KOREA - 1.15%
        110  Samsung Electronics Co.,
             Ltd., GDR ......................      19,388
                                              -----------

             SINGAPORE - 3.96%
      1,515  Flextronics International, Ltd. *     16,665
     40,000  Unisteel Technology Ltd. .......      19,329
      3,000  Venture Corp., Ltd. ............      30,529
                                              -----------
                                                   66,523
                                              -----------

             TAIWAN - 3.05%
      5,130  Taiwan Semiconductor
             Manufacturing Co.,
             Ltd., ADR * ....................      51,300
                                              -----------

             UNITED KINGDOM - 1.03%
      1,200  NDS Group plc, ADR * ...........      17,340
                                              -----------

             UNITED STATES - 73.43%
        300  Affiliated Computer Services,
             Inc., Class A * ................      14,865
     17,350  Agere Systems, Inc., Class A * .      48,753
      1,720  Apple Computer, Inc. * .........      36,206
      1,405  Autodesk, Inc. .................      21,019
      1,280  BEA Systems, Inc. * ............      16,896
      2,500  Cisco Systems, Inc. * ..........      48,800
      1,600  Computer Associates
             International, Inc. ............      40,720



                                                   VALUE
   SHARES                                        (NOTE 2)
   ------                                        --------

             UNITED STATES - (CONTINUED)
      1,100  Concord EFS, Inc. * ............    $ 14,971
      3,000  Cray, Inc. * ...................      33,210
      1,148  Dell, Inc. * ...................      38,665
      1,150  Digital River, Inc. * ..........      24,702
        290  eBay, Inc. * ...................      31,088
        625  Electronic Arts, Inc. * ........      52,500
      5,095  EMC Corp. * ....................      54,211
        455  Expedia, Inc., Class A * .......      35,586
        680  First Data Corp. ...............      25,677
      1,565  Helix Technology Corp. .........      25,447
      2,465  Hewlett-Packard Co. ............      52,184
      2,150  Intel Corp. ....................      53,642
        605  Intuit, Inc. * .................      26,027
        910  KLA-Tencor Corp. * .............      47,001
      1,300  Lexar Media, Inc. * ............      17,823
        575  Lexmark International, Inc. * ..      36,898
        650  Mercury Interactive Corp. * ....      25,584
      5,335  Microsoft Corp. ................     140,844
      1,787  NETGEAR, Inc. * ................      31,578
      1,000  PeopleSoft, Inc. * .............      16,670
      1,170  Pfizer, Inc. ...................      39,031
      1,750  Seagate Technology .............      38,150
      1,190  Sybase, Inc. * .................      18,683
      1,000  Symantec Corp. * ...............      46,910
        550  Synopsys, Inc. * ...............      34,381
        600  Take-Two Interactive
             Software, Inc. * ...............      15,960
        690  UTStarcom, Inc. * ..............      29,373
                                              -----------
                                                1,234,055
                                              -----------

TOTAL INVESTMENTS - 100.55% .................   1,689,882
                                              -----------
             (Cost $1,334,949)

NET OTHER ASSETS
             AND LIABILITIES - (0.55)% ......     (9,165)
                                              -----------

TOTAL NET ASSETS - 100.00% .................. $ 1,680,717
                                              ===========


                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS      PORTFOLIO OF INVESTMENTS
GLOBAL TECHNOLOGY FUND

 JULY 31, 2003 (CONTINUED)

OTHER INFORMATION:

INDUSTRY CONCENTRATION AS                         % OF NET
A PERCENTAGE OF NET ASSETS:                         ASSETS
----------------------------------------------------------
    Systems Software........................        14.70%
    Semiconductors..........................        12.09%
    Computer Hardware.......................        11.58%
    Application Software....................        11.31%
    Computer Storage & Peripheral...........         8.85%
    Internet Software & Services............         7.43%
    Communications Equipment................         7.21%
    Semiconductor Equipment.................         4.31%
    Home Entertainment Software.............         4.07%
    Data Processing & Outsourcing Services..         3.30%
    Electronic Manufacturing Services.......         2.81%
    Pharmaceuticals.........................         2.32%
    Consumer Electronics....................         2.01%
    Multi-Sector Holdings...................         1.88%
    Internet Retail.........................         1.85%
    Office Electronics......................         1.46%
    Health Care Equipment...................         1.32%
    Electronic Equipment Manufacturing......         1.06%
    Integrated Telecommunication Services...         0.99%
    Net Other Assets and Liabilities........       (0.55)%
                                               -----------
                                                   100.00%
                                               ===========

          *  Non-income producing security
        ADR  American Depository Receipts
        GDR  Global Depository Receipts

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS                                  PORTFOLIO OF INVESTMENTS
INTERNATIONAL OPPORTUNITIES FUND

 JULY 31, 2003

                                                   VALUE
   SHARES                                        (NOTE 2)
   ------                                        --------

COMMON STOCKS - 92.53%

             BELGIUM - 1.50%
     10,000  Omega Pharma S.A. .............. $   297,199
                                              -----------

             DENMARK - 1.54%
      8,900  ISS A/S ........................     304,741
                                              -----------

             FRANCE - 4.34%
     13,700  Compagnie de Saint-Gobain ......     545,038
      5,667  Renault S.A. ...................     314,694
                                              -----------
                                                  859,732
                                              -----------

             GERMANY - 6.53%
     55,000  ADVA AG Optical Networking * ...     235,367
     12,000  Bayerische Motoren Werke AG ....     464,466
      3,100  Puma AG ........................     353,415
     23,000  T-Online International AG * ....     241,544
                                              -----------
                                                1,294,792
                                              -----------

             GREECE - 3.10%
     30,000  Public Power Corp. .............     613,267
                                              -----------

             HONG KONG - 2.49%
     75,000  Cheung Kong Hldgs., Ltd. .......     492,836
                                              -----------

             IRELAND - 1.84%
     41,000  IAWS Group plc .................     364,726
                                              -----------

             ITALY - 1.55%
     16,500  Recordati S.p.A. ...............     307,645
                                              -----------

             JAPAN - 19.92%
     82,000  Asahi Kasei Corp. ..............     249,217
      6,000  Canon Inc. .....................     288,977
     62,000  Daiwa Securities Group, Inc. ...     359,361
         56  Japan Tobacco Inc. .............     333,419
     63,000  Minebea Co., Ltd. ..............     254,773
     55,000  Mitsui & Co., Ltd. .............     306,456
        600  NEC Electronics Corp. ..........      28,599
         69  Nippon Telegraph and
             Telephone Corp. ................     285,913
     75,000  Sanyo Electric Co., Ltd. .......     280,880
      6,500  Secom Co., Ltd. ................     186,755
      1,940  SFCG Co., Ltd. .................     196,698
     44,200  Tokyo Broadcasting
             System, Inc. ...................     497,330
     90,000  Toshiba Corp. ..................     315,383
     14,400  Toyota Motor Corp. .............     364,708
                                              -----------
                                                3,948,469
                                              -----------

             KOREA - 2.39%
     12,000  LG Chem Ltd. ...................     472,681
                                              -----------


                                                   VALUE
   SHARES                                        (NOTE 2)
   ------                                        --------

             NETHERLANDS - 10.32%
     30,000  Heijmans N.V. ..................  $  617,311
     60,000  Koninklijke Ahold N.V. .........     486,570
      9,500  Unilever N.V. ..................     537,788
     28,000  Wolters Kluwer N.V. ............     404,128
                                              -----------
                                                2,045,797
                                              -----------

             SINGAPORE - 1.54%
     30,000  Venture Corp., Ltd. ............     305,287
                                              -----------

             SWEDEN - 5.43%
     35,000  Assa Abloy AB, Series B ........     366,229
     40,000  Eniro AB .......................     326,078
    123,000  Skandia Forsakrings AB .........     383,117
                                              -----------
                                                1,075,424
                                              -----------

             SWITZERLAND - 3.75%
     95,000  ABB, Ltd. * ....................     413,600
      6,000  Syngenta AG ....................     330,021
                                              -----------
                                                  743,621
                                              -----------

             TAIWAN - 2.52%
     50,000  Taiwan Semiconductor
             Manufacturing Co.,
             Ltd., ADR *  ...................     500,000
                                              -----------

             THAILAND - 2.04%
    250,000  Bangkok Bank Public Co.,
             Ltd. * .........................     404,858
                                              -----------

             UNITED KINGDOM - 13.54%
    125,000  Centrica plc ...................     356,538
    150,000  easyJet plc * ..................     558,191
     82,000  GKN plc ........................     308,773
     18,000  Imperial Tobacco Group plc .....     283,284
     30,000  NDS Group plc, ADR * ...........     433,500
    149,569  Punch Taverns plc ..............     743,721
                                              -----------
                                                2,684,007
                                              -----------

             UNITED STATES - 8.19%
    100,000  Agere Systems, Inc.,
             Class A * ......................     281,000
     12,000  Intel Corp. ....................     299,400
     11,060  Microsoft Corp. ................     291,984
      8,339  NETGEAR, Inc. * ................     147,358
     14,750  Seagate Technology .............     321,550
      4,500  Synopsys, Inc. * ...............     281,295
                                              -----------
                                                1,622,587
                                              -----------

TOTAL INVESTMENTS  - 92.53% .................  18,337,669
                                              -----------
             (Cost $16,437,398)

NET OTHER ASSETS
             AND LIABILITIES - 7.47% ........   1,480,818
                                              -----------

TOTAL NET ASSETS - 100.00% .................. $19,818,487
                                              ===========


                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS                                  PORTFOLIO OF INVESTMENTS

INTERNATIONAL OPPORTUNITIES FUND
JULY 31, 2003 (CONTINUED)

OTHER INFORMATION:

INDUSTRY CONCENTRATION AS                         % OF NET
A PERCENTAGE OF NET ASSETS:                         ASSETS
----------------------------------------------------------
    Automobile Manufacturers................         5.77%
    Semiconductors..........................         5.59%
    Building Products.......................         4.60%
    Restaurants.............................         3.75%
    Commodity Chemicals.....................         3.65%
    Application Software....................         3.61%
    Tobacco.................................         3.11%
    Construction & Engineering..............         3.11%
    Electric Utilities......................         3.10%
    Airlines................................         2.81%
    Packaged Foods & Meats..................         2.71%
    Broadcasting & Cable TV.................         2.51%
    Real Estate Management & Development....         2.49%
    Diversified Commercial Services.........         2.48%
    Food Retail.............................         2.46%
    Heavy Electronic Equipment..............         2.09%
    Publishing..............................         2.04%
    Diversified Bank........................         2.04%
    Life & Health Insurance.................         1.93%
    Agricultural Products...................         1.84%
    Investment Banking & Broker.............         1.81%
    Gas Utilities...........................         1.80%
    Footwear................................         1.78%
    Fertilizer & Agriculture Chemicals......         1.66%
    Advertising.............................         1.65%
    Computer Storage & Peripheral...........         1.62%
    Computer Hardware.......................         1.59%
    Auto Parts & Equipments.................         1.56%
    Trading Companies & Distributors........         1.55%
    Pharmaceuticals.........................         1.55%
    Electronic Manufacturing Services.......         1.54%
    Health Care Supplies....................         1.50%
    Systems Software........................         1.47%
    Office Electronics......................         1.46%
    Integrated Telecommunication Services...         1.44%
    Consumer Electronics....................         1.42%
    Industrial Machinery....................         1.29%
    Internet Software & Services............         1.22%
    Communications Equipment................         1.19%
    Consumer Finance........................         0.99%
    Multi-Sector Holdings...................         0.75%
    Net Other Assets and Liabilities........         7.47%
                                               -----------
                                                   100.00%
                                               ===========

          *  Non-income producing security

        ADR  American Depository Receipts

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS                                      FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
JULY 31, 2003

                                                                   EUROPEAN                GLOBAL         INTERNATIONAL
                                                                      FOCUS            TECHNOLOGY         OPPORTUNITIES
                                                                       FUND                  FUND                  FUND
=======================================================================================================================
ASSETS:
Investments, at value                                           $48,986,652            $1,689,882           $18,337,669
Cash                                                              2,930,131                29,479             2,029,076
Foreign cash, at value                                              655,814                12,867                47,403
Dividends receivable                                                 49,925                    81                10,021
Receivable from investment adviser                                   39,920                41,859                 4,286
Receivable for investment securities sold                           406,037                     -               269,230
Receivable for fund shares sold                                     625,004                21,186               609,581
Prepaid expenses and other assets                                    20,218                 6,132                 9,813
-----------------------------------------------------------------------------------------------------------------------
   Total Assets                                                  53,713,701             1,801,486            21,317,079
-----------------------------------------------------------------------------------------------------------------------
LIABILITIES:
Payable for investment securities purchased                       1,016,777                25,018             1,328,824
Payable for fund shares redeemed                                     32,676                30,446                 6,449
Investment advisory fee payable                                     109,976                 5,072                42,097
12b-1 distribution and service fees payable                          81,023                 3,601                27,586
Accrued expenses and other payables                                 121,240                56,632                93,636
-----------------------------------------------------------------------------------------------------------------------
   Total Liabilities                                              1,361,692               120,769             1,498,592
-----------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                      $52,352,009            $1,680,717           $19,818,487
=======================================================================================================================
NET ASSETS CONSIST OF:
Paid-in capital                                                 $43,746,768            $1,484,703           $18,176,263
Accumulated undistributed net investment income/(loss)              (15,460)               (1,188)              (37,895)
Accumulated net realized gain/(loss) on investments               1,040,944              (157,491)             (214,179)
Net unrealized appreciation/(depreciation) of investments
   and foreign currency translations                              7,579,757               354,693             1,894,298
-----------------------------------------------------------------------------------------------------------------------
                                                                $52,352,009            $1,680,717           $19,818,487
=======================================================================================================================
SHARES OUTSTANDING:
Class A Shares                                                    1,334,957                42,738               698,241
=======================================================================================================================
Class B Shares                                                      615,759                86,117               327,372
=======================================================================================================================
Class C Shares                                                    1,456,877                48,252               636,514
=======================================================================================================================
CLASS A SHARES:
Net asset value and redemption price per share                       $15.47                 $9.56                $11.99
-----------------------------------------------------------------------------------------------------------------------
Maximum sales charge*                                                 5.75%                 5.75%                 5.75%
Maximum offering price per share                                     $16.41                $10.14                $12.72
=======================================================================================================================
CLASS B SHARES:
Net asset value and offering price per share                         $15.30                 $9.48                $11.88
=======================================================================================================================
CLASS C SHARES:
Net asset value per share                                            $15.30                 $9.45                $11.88
-----------------------------------------------------------------------------------------------------------------------
Maximum sales charge                                                  1.00%                 1.00%                 1.00%
Maximum offering price per share                                     $15.45                 $9.55                $12.00
=======================================================================================================================
Investments, at cost                                            $41,393,274            $1,334,949           $16,437,398
=======================================================================================================================
Foreign cash, at cost                                              $662,779               $13,106               $47,420
=======================================================================================================================
  * On sales of $50,000 or more, the sales charge will be reduced.

The Funds may impose a redemption fee of 2.00% on shares redeemed within 30 days of purchase.

                       See Notes to Financial Statements.


HENDERSON GLOBAL FUNDS                                      FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JULY 31, 2003
                                                                   EUROPEAN                GLOBAL         INTERNATIONAL
                                                                      FOCUS            TECHNOLOGY         OPPORTUNITIES
                                                                       FUND                  FUND                  FUND
=======================================================================================================================
INVESTMENT INCOME:
Dividends                                                          $886,717                $3,561              $182,802
Interest                                                              3,377                    38                   130
Foreign taxes withheld                                              (99,056)                 (372)              (16,905)
-----------------------------------------------------------------------------------------------------------------------
   Total Investment Income                                          791,038                 3,227               166,027
-----------------------------------------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees                                            260,188                15,009               106,219
12b-1 distribution and service fees:
   Class A Shares                                                    20,758                   571                 6,781
   Class B Shares                                                    56,457                 7,094                22,801
   Class C Shares                                                   120,700                 3,131                46,639
Transfer agent fees                                                 287,185                41,380               141,850
Administrative fees                                                 187,335                30,675                87,235
Legal fees                                                           67,016                10,712                33,015
Accounting fees                                                      53,179                51,277                87,730
Registration and filing fees                                         47,497                41,728                45,465
Custodian fees                                                       46,106                38,030                48,550
Trustees' fees and expenses                                          44,690                 2,311                19,960
Printing and postage fees                                            32,887                                      14,655
Audit fees                                                           25,578                24,578                25,078
Offering expenses                                                     3,008                 2,580                   633
Miscellaneous fees                                                   77,947                21,567                61,406
-----------------------------------------------------------------------------------------------------------------------
   Total Expenses                                                 1,330,531               292,551               748,017
-----------------------------------------------------------------------------------------------------------------------
Fees waived and expenses reimbursed by investment advisor          (677,286)             (259,937)             (503,411)
-----------------------------------------------------------------------------------------------------------------------
Net Expenses                                                        653,245                32,614               244,606
-----------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME/(LOSS)                                        137,793               (29,387)              (78,579)
-----------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN/(LOSS):
Net realized gain/(loss) from:
   Investment transactions                                        1,071,794               (53,117)             (148,902)
   Foreign currency transactions                                   (153,233)               (1,203)              (49,507)
Net change in unrealized appreciation/(depreciation) of:
   Investments                                                    8,758,631               537,011             2,438,884
   Translation of other assets and liabilities                      (13,969)                 (216)               (5,949)
-----------------------------------------------------------------------------------------------------------------------
   Net Realized and Unrealized Gain                               9,663,223               482,475             2,234,526
-----------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM
   OPERATIONS                                                    $9,801,016              $453,088            $2,155,947
=======================================================================================================================


                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS                                      FINANCIAL STATEMENTS

STATEMENT OF CHANGES IN NET ASSETS
EUROPEAN FOCUS FUND
                                                                                       YEAR ENDED          PERIOD ENDED
                                                                                    JULY 31, 2003         JULY 31, 2002 (*)
=======================================================================================================================
Net investment income                                                                    $137,793               $21,214
Net realized gain/(loss) on investments
   and foreign currency transactions                                                      918,561               (76,947)
Net change in unrealized appreciation/(depreciation) of investments
   and foreign currency translations                                                    8,744,662            (1,164,905)
-----------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from operations                         9,801,016            (1,220,638)
-----------------------------------------------------------------------------------------------------------------------

Distributions to shareholders from net investment income:
   Class A Shares                                                                         (30,222)                   --
   Class B Shares                                                                          (9,132)                   --
   Class C Shares                                                                         (17,688)                   --
-----------------------------------------------------------------------------------------------------------------------
                                                                                          (57,042)                   --
-----------------------------------------------------------------------------------------------------------------------

Net increase in net assets from Fund share transactions:
   Class A Shares                                                                      15,159,011             2,179,316
   Class B Shares                                                                       4,641,590             3,138,968
   Class C Shares                                                                      12,257,154             6,202,634
-----------------------------------------------------------------------------------------------------------------------
                                                                                       32,057,755            11,520,918
-----------------------------------------------------------------------------------------------------------------------
Net increase in net assets                                                             41,801,729            10,300,280

NET ASSETS:
Beginning of period                                                                    10,550,280               250,000
-----------------------------------------------------------------------------------------------------------------------
End of period                                                                         $52,352,009           $10,550,280
=======================================================================================================================
Accumulated undistributed net investment income/(loss)                                   $(15,460)              $57,042
=======================================================================================================================

(*) The Henderson Global Funds commenced operations on August 31, 2001.

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS                                      FINANCIAL STATEMENTS

STATEMENT OF CHANGES IN NET ASSETS
GLOBAL TECHNOLOGY FUND
                                                                                       YEAR ENDED          PERIOD ENDED
                                                                                    JULY 31, 2003         JULY 31, 2002 (*)
=======================================================================================================================
Net investment loss                                                                      $(29,387)             $(10,727)
Net realized loss on investments
   and foreign currency transactions                                                      (54,320)             (104,387)
Net change in unrealized appreciation/(depreciation) of investments
   and foreign currency translations                                                      536,795              (182,102)
-----------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from operations                           453,088              (297,216)
-----------------------------------------------------------------------------------------------------------------------

Distributions to shareholders from net investment income:
   Class A Shares                                                                         (13,255)                   --
   Class B Shares                                                                         (35,753)                   --
   Class C Shares                                                                         (18,284)                   --
-----------------------------------------------------------------------------------------------------------------------
                                                                                          (67,292)                   --
-----------------------------------------------------------------------------------------------------------------------

Net increase in net assets from Fund share transactions:
   Class A Shares                                                                         165,586                22,601
   Class B Shares                                                                         175,872               541,158
   Class C Shares                                                                          88,775               348,145
-----------------------------------------------------------------------------------------------------------------------
                                                                                          430,233               911,904
-----------------------------------------------------------------------------------------------------------------------
Net increase in net assets                                                                816,029               614,688

NET ASSETS:
Beginning of period                                                                       864,688               250,000
-----------------------------------------------------------------------------------------------------------------------
End of period                                                                          $1,680,717              $864,688
=======================================================================================================================
Accumulated undistributed net investment income/(loss)                                    $(1,188)              $67,310
=======================================================================================================================

(*) The Henderson Global Funds commenced operations on August 31, 2001.

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS                                      FINANCIAL STATEMENTS

STATEMENT OF CHANGES IN NET ASSETS
INTERNATIONAL OPPORTUNITIES FUND
                                                                                       YEAR ENDED          PERIOD ENDED
                                                                                    JULY 31, 2003         JULY 31, 2002 (*)
=======================================================================================================================
Net investment loss                                                                      $(78,579)             $(10,588)
Net realized loss on investments
   and foreign currency transactions                                                     (198,409)              (80,490)
Net change in unrealized appreciation/(depreciation) of investments
   and foreign currency translations                                                    2,432,935              (538,637)
-----------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) net assets resulting from operations                            2,155,947              (629,715)
-----------------------------------------------------------------------------------------------------------------------

Distributions to shareholders from net investment income:
   Class A Shares                                                                         (11,470)                   --
   Class B Shares                                                                          (5,769)                   --
   Class C Shares                                                                         (12,228)                   --
-----------------------------------------------------------------------------------------------------------------------
                                                                                          (29,467)                   --
-----------------------------------------------------------------------------------------------------------------------

Net increase in net assets from Fund share transactions:
   Class A Shares                                                                       6,785,924               622,441
   Class B Shares                                                                       1,940,094             1,637,747
   Class C Shares                                                                       3,391,856             3,693,660
-----------------------------------------------------------------------------------------------------------------------
                                                                                       12,117,874             5,953,848
-----------------------------------------------------------------------------------------------------------------------
Net increase in net assets                                                             14,244,354             5,324,133

NET ASSETS:
Beginning of period                                                                     5,574,133               250,000
-----------------------------------------------------------------------------------------------------------------------
End of period                                                                         $19,818,487            $5,574,133
=======================================================================================================================
Accumulated undistributed net investment income/(loss)                                   $(37,895)              $29,467
=======================================================================================================================

(*) The Henderson Global Funds commenced operations on August 31, 2001.

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS                                      FINANCIAL STATEMENTS

STATEMENT OF CHANGES - CAPITAL STOCK ACTIVITY
EUROPEAN FOCUS FUND
                                                                                       YEAR ENDED          PERIOD ENDED
                                                                                    JULY 31, 2003         JULY 31, 2002 (*)
-----------------------------------------------------------------------------------------------------------------------
AMOUNT
CLASS A SHARES:
Sold                                                                                  $16,536,567            $2,354,684
Issued as reinvestment of dividends                                                        28,574                    --
Redeemed                                                                               (1,406,130)             (175,368)
-----------------------------------------------------------------------------------------------------------------------
Net increase                                                                          $15,159,011            $2,179,316
=======================================================================================================================

CLASS B SHARES:
Sold                                                                                   $5,751,214            $3,184,868
Issued as reinvestment of dividends                                                         8,798                    --
Redeemed                                                                               (1,118,422)              (45,900)
-----------------------------------------------------------------------------------------------------------------------
Net increase                                                                           $4,641,590            $3,138,968
=======================================================================================================================

CLASS C SHARES:
Sold                                                                                  $14,654,568            $6,247,044
Issued as reinvestment of dividends                                                        16,555                    --
Redeemed                                                                               (2,413,969)              (44,410)
-----------------------------------------------------------------------------------------------------------------------
Net increase                                                                          $12,257,154            $6,202,634
=======================================================================================================================

SHARES
CLASS A SHARES:
Sold                                                                                    1,252,105               181,211
Issued as reinvestment of dividends                                                         2,308                    --
Redeemed                                                                                 (106,284)              (14,383)
-----------------------------------------------------------------------------------------------------------------------
Net increase                                                                            1,148,129               166,828
=======================================================================================================================

CLASS B SHARES:
Sold                                                                                      455,160               246,649
Issued as reinvestment of dividends                                                           715                    --
Redeemed                                                                                  (85,533)               (3,732)
-----------------------------------------------------------------------------------------------------------------------
Net increase                                                                              370,342               242,917
=======================================================================================================================

CLASS C SHARES:
Sold                                                                                    1,160,846               482,376
Issued as reinvestment of dividends                                                         1,346                    --
Redeemed                                                                                 (186,608)               (3,583)
-----------------------------------------------------------------------------------------------------------------------
Net increase                                                                              975,584               478,793
=======================================================================================================================

(*) The Henderson Global Funds commenced operations on August 31, 2001.

                       See Notes to Financial Statements.


HENDERSON GLOBAL FUNDS                                      FINANCIAL STATEMENTS

STATEMENT OF CHANGES - CAPITAL STOCK ACTIVITY
GLOBAL TECHNOLOGY FUND
                                                                                       YEAR ENDED          PERIOD ENDED
                                                                                    JULY 31, 2003         JULY 31, 2002 (*)
-----------------------------------------------------------------------------------------------------------------------
AMOUNT
CLASS A SHARES:
Sold                                                                                   $1,200,813               $23,015
Issued as reinvestment of dividends                                                        13,201                    --
Redeemed                                                                               (1,048,428)                 (414)
-----------------------------------------------------------------------------------------------------------------------
Net increase                                                                             $165,586               $22,601
=======================================================================================================================

CLASS B SHARES:
Sold                                                                                   $3,287,255              $545,789
Issued as reinvestment of dividends                                                        35,304                    --
Redeemed                                                                               (3,146,687)               (4,631)
-----------------------------------------------------------------------------------------------------------------------
Net increase                                                                             $175,872              $541,158
=======================================================================================================================

CLASS C SHARES:
Sold                                                                                   $1,499,737              $357,416
Issued as reinvestment of dividends                                                        18,283                    --
Redeemed                                                                               (1,429,245)               (9,271)
-----------------------------------------------------------------------------------------------------------------------
Net increase                                                                              $88,775              $348,145
=======================================================================================================================

SHARES
CLASS A SHARES:
Sold                                                                                      163,598                 2,326
Issued as reinvestment of dividends                                                         1,839                    --
Redeemed                                                                                 (144,973)                  (52)
-----------------------------------------------------------------------------------------------------------------------
Net increase                                                                               20,464                 2,274
=======================================================================================================================

CLASS B SHARES:
Sold                                                                                      457,753                54,370
Issued as reinvestment of dividends                                                         4,965                    --
Redeemed                                                                                 (432,883)                 (588)
-----------------------------------------------------------------------------------------------------------------------
Net increase                                                                               29,835                53,782
=======================================================================================================================

CLASS C SHARES:
Sold                                                                                      206,897                37,923
Issued as reinvestment of dividends                                                         2,571                    --
Redeemed                                                                                 (200,726)                 (913)
-----------------------------------------------------------------------------------------------------------------------
Net increase                                                                                8,742                37,010
=======================================================================================================================

 (*) The Henderson Global Funds commenced operations on August 31, 2001.

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS                                      FINANCIAL STATEMENTS

STATEMENT OF CHANGES - CAPITAL STOCK ACTIVITY
INTERNATIONAL OPPORTUNITIES FUND
                                                                                       YEAR ENDED          PERIOD ENDED
                                                                                    JULY 31, 2003         JULY 31, 2002 (*)
-----------------------------------------------------------------------------------------------------------------------
AMOUNT
CLASS A SHARES:
Sold                                                                                   $7,206,808              $636,965
Issued as reinvestment of dividends                                                        11,291                    --
Redeemed                                                                                 (432,175)              (14,524)
-----------------------------------------------------------------------------------------------------------------------
Net increase                                                                           $6,785,924              $622,441
=======================================================================================================================

CLASS B SHARES:
Sold                                                                                   $2,158,172            $1,642,801
Issued as reinvestment of dividends                                                         5,089                    --
Redeemed                                                                                 (223,167)               (5,054)
-----------------------------------------------------------------------------------------------------------------------
Net increase                                                                           $1,940,094            $1,637,747
=======================================================================================================================

CLASS C SHARES:
Sold                                                                                   $4,391,188            $3,724,104
Issued as reinvestment of dividends                                                        11,841                    --
Redeemed                                                                               (1,011,173)              (30,444)
-----------------------------------------------------------------------------------------------------------------------
Net increase                                                                           $3,391,856            $3,693,660
=======================================================================================================================

SHARES
CLASS A SHARES:
Sold                                                                                      664,162                54,811
Issued as reinvestment of dividends                                                         1,091                    --
Redeemed                                                                                  (40,542)               (1,281)
-----------------------------------------------------------------------------------------------------------------------
Net increase                                                                              624,711                53,530
=======================================================================================================================

CLASS B SHARES:
Sold                                                                                      205,252               141,079
Issued as reinvestment of dividends                                                           494                    --
Redeemed                                                                                  (21,501)                 (452)
-----------------------------------------------------------------------------------------------------------------------
Net increase                                                                              184,245               140,627
=======================================================================================================================

CLASS C SHARES:
Sold                                                                                      417,043               317,069
Issued as reinvestment of dividends                                                         1,151                    --
Redeemed                                                                                  (98,501)               (2,748)
-----------------------------------------------------------------------------------------------------------------------
Net increase                                                                              319,693               314,321
=======================================================================================================================

(*) The Henderson Global Funds commenced operations on August 31, 2001.

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS                                      FINANCIAL HIGHLIGHTS

EUROPEAN FOCUS FUND
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
YEAR ENDED JULY 31, 2003                                            CLASS A               CLASS B               CLASS C
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                 $11.61                $11.54                $11.53
-----------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (b)                                           0.16                  0.02                  0.03
   Net realized and unrealized gain on investments (b)                 3.76                  3.76                  3.76
-----------------------------------------------------------------------------------------------------------------------
      Total from investment operations                                 3.92                  3.78                  3.79
-----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
   Dividends from net investment income                               (0.06)                (0.02)                (0.02)
-----------------------------------------------------------------------------------------------------------------------
      Total distributions                                             (0.06)                (0.02)                (0.02)
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                       $15.47                $15.30                $15.30
=======================================================================================================================
Total Return (c)                                                     33.93%                32.83%                32.94%
=======================================================================================================================
Net assets, end of period (000)                                     $20,647                $9,420               $22,285
Ratio of operating expenses to average net assets                     2.00%                 2.75%                 2.75%
Ratio of net investment income to average net assets                  1.20%                 0.16%                 0.24%
Portfolio turnover rate (%)                                             76%                   76%                   76%
Ratio of operating expenses to average net assets
   without waivers and/or expenses reimbursed                         4.60%                 5.35%                 5.35%

=======================================================================================================================

PERIOD ENDED JULY 31, 2002 (A)                                      CLASS A               CLASS B               CLASS C
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                 $10.00                $10.00                $10.00
-----------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (b)                                           0.11                  0.09                  0.09
   Net realized and unrealized gain on investments (b)                 1.50                  1.45                  1.44
-----------------------------------------------------------------------------------------------------------------------
   Total from investment operations                                    1.61                  1.54                  1.53
-----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
   Dividends from net investment income                                0.00                  0.00                  0.00
-----------------------------------------------------------------------------------------------------------------------
   Total distributions                                                 0.00                  0.00                  0.00
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                       $11.61                $11.54                $11.53
=======================================================================================================================
Total Return (c)                                                     16.10%                15.40%                15.30%
=======================================================================================================================
Net assets, end of period (000)                                      $2,169                $2,831                $5,550
Ratio of operating expenses to average net assets (d)                 2.00%                 2.75%                 2.75%
Ratio of net investment income to average net assets (d)              0.95%                 0.79%                 0.77%
Portfolio turnover rate (%)                                             67%                   67%                   67%
Ratio of operating expenses to average net assets
   without waivers and/or expenses reimbursed (d)                    22.40%                23.15%                23.15%


(a)  The Henderson Global Funds commenced operations on August 31, 2001.
(b)  Per share numbers have been calculated using the average share method.
(c) Non-annualized total return for the period indicated excluding any applicable sales charges.
(d)  Annualized

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS                                      FINANCIAL HIGHLIGHTS

GLOBAL TECHNOLOGY FUND
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
YEAR ENDED JULY 31, 2003                                            CLASS A               CLASS B               CLASS C
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                  $7.36                 $7.31                 $7.31
-----------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment loss (b)                                            (0.13)                (0.18)                (0.18)
   Net realized and unrealized gain on investments (b)                 2.41                  2.43                  2.40
-----------------------------------------------------------------------------------------------------------------------
      Total from investment operations                                 2.28                  2.25                  2.22
-----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
   Dividends from net investment income                               (0.08)                (0.08)                (0.08)
-----------------------------------------------------------------------------------------------------------------------
      Total distributions                                             (0.08)                (0.08)                (0.08)
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                        $9.56                 $9.48                 $9.45
=======================================================================================================================
Total Return (c)                                                     31.38%                31.10%                30.69%
=======================================================================================================================
Net assets, end of period (000)                                        $409                  $816                  $456
Ratio of operating expenses to average net assets                     2.00%                 2.75%                 2.75%
Ratio of net investment loss to average net assets                  (1.74)%               (2.48)%               (2.50)%
Portfolio turnover rate (%)                                            238%                  238%                  238%
Ratio of operating expenses to average net assets
   without waivers and/or expenses reimbursed                        22.78%                23.53%                23.53%



=======================================================================================================================



PERIOD ENDED JULY 31, 2002 (a)                                      CLASS A               CLASS B               CLASS C
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                 $10.00                $10.00                $10.00
-----------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment loss (b)                                            (0.16)                (0.21)                (0.20)
   Net realized and unrealized loss on investments (b)                (2.48)                (2.48)                (2.49)
-----------------------------------------------------------------------------------------------------------------------
   Total from investment operations                                   (2.64)                (2.69)                (2.69)
-----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
   Dividends from net investment income                                0.00                  0.00                  0.00
-----------------------------------------------------------------------------------------------------------------------
   Total distributions                                                 0.00                  0.00                  0.00
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                        $7.36                 $7.31                 $7.31
=======================================================================================================================
Total Return (c)                                                   (26.40)%              (26.90)%              (26.90)%
=======================================================================================================================
Net assets, end of period (000)                                        $164                  $412                  $289
Ratio of operating expenses to average net assets (d)                 2.00%                 2.75%                 2.75%
Ratio of net investment loss to average net assets (d)              (1.84)%               (2.56)%               (2.59)%
Portfolio turnover rate (%)                                            134%                  134%                  134%
Ratio of operating expenses to average net assets
   without waivers and/or expenses reimbursed (d)                    80.48%                81.23%                81.23%


(a)  The Henderson Global Funds commenced operations on August 31, 2001.
(b)  Per share numbers have been calculated using the average share method.
(c) Non-annualized total return for the period indicated excluding any applicable sales charges.
(d)  Annualized

                       See Notes to Financial Statements.


HENDERSON GLOBAL FUNDS                                       FINANCIAL HIGHLIGHTS

INTERNATIONAL OPPORTUNTIES FUND
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

YEAR ENDED JULY 31, 2003                                            CLASS A               CLASS B               CLASS C
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                 $10.51                $10.44                $10.44
-----------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income/(loss) (b)                                    0.00(*)              (0.12)                (0.12)
   Net realized and unrealized gain on investments (b)                 1.55                  1.59                  1.59
-----------------------------------------------------------------------------------------------------------------------
      Total from investment operations                                 1.55                  1.47                  1.47
-----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
   Dividends from net investment income                               (0.07)                (0.03)                (0.03)
-----------------------------------------------------------------------------------------------------------------------
      Total distributions                                             (0.07)                (0.03)                (0.03)
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                       $11.99                $11.88                $11.88
=======================================================================================================================
Total Return (c)                                                     14.84%                14.10%                14.12%
=======================================================================================================================
Net assets, end of period (000)                                      $8,371                $3,888                $7,560
Ratio of operating expenses to average net assets                     2.00%                 2.75%                 2.75%
Ratio of net investment income/(loss) to average net assets           0.01%               (1.13)%               (1.14)%
Portfolio turnover rate (%)                                            190%                  190%                  190%
Ratio of operating expenses to average net assets
   without waivers and /or expenses reimbursed                        7.21%                 7.96%                 7.96%



=======================================================================================================================



PERIOD ENDED JULY 31, 2002 (a)                                      CLASS A               CLASS B               CLASS C
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                 $10.00                $10.00                $10.00
-----------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment loss (b)                                            (0.05)                (0.09)                (0.07)
-----------------------------------------------------------------------------------------------------------------------
   Net realized and unrealized gain on investments (b)                 0.56                  0.53                  0.51
-----------------------------------------------------------------------------------------------------------------------
      Total from investment operations                                 0.51                  0.44                  0.44
-----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
   Dividends from net investment income                                0.00                  0.00                  0.00
-----------------------------------------------------------------------------------------------------------------------
      Total distributions                                              0.00                  0.00                  0.00
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                       $10.51                $10.44                $10.44
=======================================================================================================================
Total Return (c)                                                      5.10%                 4.40%                 4.40%
=======================================================================================================================
Net assets, end of period (000)                                        $773                $1,494                $3,307
Ratio of operating expenses to average net assets (d)                 2.00%                 2.75%                 2.75%
Ratio of net investment loss to average net assets (d)              (0.49)%               (0.84)%               (0.67)%
Portfolio turnover rate (%)                                             80%                   80%                   80%
Ratio of operating expenses to average net assets
   without waivers and /or expenses reimbursed (d)                   32.69%                33.44%                33.44%


(a)  The Henderson Global Funds commenced operations on August 31, 2001.
(b)  Per share numbers have been calculated using the average share method.
(c) Non-annualized total return for the period indicated excluding any applicable sales charges.
(d)  Annualized
(*)  Amount represents less than $0.01.

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS                             NOTES TO FINANCIAL STATEMENTS

NOTE 1. ORGANIZATION

Henderson Global Funds (the "Trust") was organized on May 11, 2001, as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust has an unlimited number of authorized shares (no par value per share) that are divided among four series, three of which are presented in this report. Henderson European Focus Fund ("European Focus"), Henderson Global Technology Fund ("Global Technology") and Henderson International Opportunities Fund ("International Opportunities") (collectively, the "Funds") are each non-diversified series of the Trust. The Funds each offer three classes of shares. Class A shares generally provide for a front-end sales charge, Class B shares provide for a contingent deferred sales charge and Class C shares provide for both a front-end sales charge and a contingent deferred sales charge. Each class of shares has equal rights as to earnings and assets except that each class bears different distribution and shareholder service expenses. Each class of shares has exclusive voting rights with respect to matters that affect just that class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains and losses on investments are allocated to each class of shares based on its relative net assets. Class B shares automatically convert to Class A shares at the end of the month following the eighth anniversary of issuance.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds. The preparation of financial statements, in conformity with accounting principles generally accepted in the United States, requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

SECURITY VALUATION

Securities traded on a recognized stock exchange or market are valued at the last reported sale price or at the official closing price if such price is deemed to be representative of value at the close of such exchange or market on which the securities are principally traded. Listed securities for which no sale was reported on that date and other securities traded in the over-the-counter market are valued at the mean between the last bid and asked prices. Short-term investments purchased with an original or remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith using procedures approved by the Board of Trustees.

SECURITY TRANSACTIONS AND INVESTMENT INCOME

Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Corporate actions involving foreign securities, including dividends, are recorded as soon as the information becomes available. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Withholding taxes on foreign dividends are accrued for in accordance with the Funds' understanding of the applicable country's tax rules and rates. Securities gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

FOREIGN CURRENCY TRANSLATION

Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

FORWARD FOREIGN CURRENCY CONTRACTS

The Funds may enter into forward foreign currency contracts primarily to hedge against foreign currency exchange rate risks on their non-U.S. dollar denominated investment securities. When entering into forward foreign currency contracts, a Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. Realized gains or losses on forwards includes net

HENDERSON GLOBAL FUNDS                             NOTES TO FINANCIAL STATEMENTS

gains or losses on contracts that have matured or which a Fund has terminated by entering into offsetting closing transactions. Forward contracts are valued daily and the unrealized appreciation or depreciation is included in the Statement of Assets and Liabilities. These instruments involve market risk and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. These risks arise from the possible inability of counterparties to meet the terms of their contracts and from unfavorable currency fluctuations. The Funds did not invest in forward foreign currency contracts for the year ended July 31, 2003.

REPURCHASE AGREEMENTS

In connection with transactions in repurchase agreements, it is the Trust's policy that its custodian either segregate or take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the value of the underlying collateral securities fall below the value of the repurchase price plus accrued interest, the Fund will require the seller to deposit additional collateral. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Funds maintain the right to sell the underlying collateral securities at the market value and may claim any resulting loss against the seller. However, in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral securities may be subject to legal proceedings.

EXPENSES

Expenses are recorded on an accrual basis. Expenses of the Trust that are directly attributable to a specific Fund are charged to that Fund. Other expenses are allocated proportionately among each Fund within the Trust based on average net assets or on another reasonable basis.

FEDERAL INCOME TAXES

The Trust's policy is that each Fund continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to shareholders. Therefore, no federal income tax provision is required.

The Funds intend to utilize provisions of the federal income tax laws which allow them to carry a realized capital loss forward for eight years following the year of loss and offset such losses against any future realized capital gains.

At July 31, 2003, the Funds had the following accumulated capital loss carryforwards for tax purposes. Expiring July 31:

                                     2010           2011
--------------------------------------------------------
European Focus                     $   --       $     --
Global Technology                   7,641        117,718
International Opportunities         1,387        161,019

DISTRIBUTIONS TO SHAREHOLDERS

Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are reclassified within the capital accounts based on their federal tax-basis treatment.

Accordingly, at July 31, 2003, the Funds reclassified the following amounts between paid-in capital, undistributed net investment income and accumulated net realized gain/loss:

                    EUROPEAN        GLOBAL  INTERNATIONAL
                       FOCUS    TECHNOLOGY  OPPORTUNITIES
---------------------------------------------------------
Paid-in Capital        $(307)     $(29,384)      $(88,256)
---------------------------------------------------------

Accumulated
Undistributed
Net Investment
Income/(Loss)       (153,253)       28,181         40,684
---------------------------------------------------------

Accumulated
Net Realized
Gain/(Loss)          153,560         1,203         47,572
---------------------------------------------------------

These reclassifications relate to a net investment loss and to the deductibility of certain expenses and the character of realized gains/losses on foreign currency transactions for tax purposes and had no impact on the net asset value of the Funds.

The tax character of distributions paid during the year ended July 31, 2003 from ordinary income was $57,042 for European Focus, $67,292 for Global Technology and $29,467 for International Opportunities. There were no distributions paid in the period ended July 31, 2002.

HENDERSON GLOBAL FUNDS                             NOTES TO FINANCIAL STATEMENTS

As of July 31, 2003, the components of distributable earnings on a tax basis were as follows:

                   EUROPEAN         GLOBAL  INTERNATIONAL
                      FOCUS     TECHNOLOGY  OPPORTUNITIES
---------------------------------------------------------

Undistributed
Ordinary
Income           $1,254,293      $     --     $        --
---------------------------------------------------------

Unrealized
Appreciation      7,464,667       328,839       1,848,498
---------------------------------------------------------

Ordinary income and net realized gains/losses may differ for book basis and tax basis reporting purposes due to post October losses which are not recognized for tax purposes until the first day of the following fiscal year, losses pertaining to wash sale transactions and mark to market adjustments for passive foreign investment companies.

DEFERRED OFFERING COSTS

Costs incurred in connection with the offering and initial registration of the Trust have been deferred and were amortized on a straight-line basis over the first twelve months after commencement of operations.

NOTE 3. INVESTMENT ADVISORY FEES AND OTHER
TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement, Henderson Global Investors (North America) Inc. ("HGINA") acts as the Funds' investment adviser. HGINA is an indirect wholly-owned subsidiary of Henderson Global Investors (Holdings) plc, which is an indirect wholly-owned subsidiary of AMP Limited. HGINA supervises the investments of the Funds and receives a management fee for such services. The fee is calculated daily and paid monthly based on each Fund's average net assets as set forth below:

European Focus                                      1.00%
Global Technology                                   1.20%
International Opportunities                         1.10%

Pursuant to separate Expense Limitation Agreements, HGINA has agreed to waive or limit its advisory fee and, if necessary, to reimburse other operating expenses of each Fund in order to limit total annual expenses, less distribution and service fees, to 1.75% of average net assets. HGINA may recover from each Fund reimbursed expenses relating to previous years provided the Fund's current expense ratio falls below the expense limitation. These agreements are effective through July 31, 2007. The amount of potentially recoverable expenses for each Fund at July 31, 2003 was:

European Focus                                 $1,218,791
Global Technology                                 642,072
International Opportunities                     1,000,309

Henderson Investment Management Limited ("HIML") is the sub-adviser to the Funds pursuant to a Sub-Advisory Agreement. HIML is a direct wholly-owned subsidiary of Henderson Global Investors (Holdings) plc. HIML receives a fee for its services, paid by HGINA from its management fee, based on each Fund's average net assets as set forth below:

European Focus                                      0.90%
Global Technology                                   1.10%
International Opportunities                         1.00%

Trustees who are not interested persons of the Trust or HGINA receive compensation from the Funds. This compensation is reflected as Trustees' fees in the Statement of Operations. Certain officers of the Trust are also officers of HGINA. None of the Trustofficers are compensated by the Trust.

At July 31, 2003, HGINA owned the following number of shares of each Fund:

                   EUROPEAN        GLOBAL   INTERNATIONAL
                      FOCUS    TECHNOLOGY   OPPORTUNITIES
---------------------------------------------------------
Class A              20,103        20,229          20,133
Class B               2,505         2,527           2,507
Class C               2,505         2,527           2,507


NOTE 4. DISTRIBUTION

The Trust has adopted a distribution plan for Class A, Class B and Class C shares of the Funds in accordance with Rule 12b-1 under the 1940 Act (the "12b-1 Plan"). Under the 12b-1 Plan, each Fund pays the distributor an annual fee of 0.25% of the average daily net assets attributable to its Class A shares, and an annual fee of 1.00% of the average daily net assets attributable to its Class B and Class C shares, respectively. The 12b-1 Plan is used to induce or compensate financial intermediaries (including brokerage firms, depository institutions and other firms) to provide distribution and/or services to the Funds and their shareholders.

NOTE 5. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities, excluding short-term investments, for the Funds during the year ended July 31, 2003, were as follows:

                                PURCHASES           SALES
---------------------------------------------------------
European Focus                $49,276,906     $20,116,110
Global Technology               3,181,645       2,803,733
International Opportunities    28,449,823      17,688,855
=========================================================

HENDERSON GLOBAL FUNDS                             NOTES TO FINANCIAL STATEMENTS

The U.S. federal income tax basis of the Funds' investments at July 31, 2003, and the gross unrealized appreciation and depreciation, were as follows:

                  EUROPEAN         GLOBAL   INTERNATIONAL
                      FOCUS    TECHNOLOGY   OPPORTUNITIES
---------------------------------------------------------
Cost            $41,521,985    $1,361,043     $16,489,171
---------------------------------------------------------

Gross Unrealized
Appreciation      7,993,788       333,507       2,000,348
---------------------------------------------------------

Gross Unrealized
Depreciation       (529,121)       (4,668)       (151,850)
---------------------------------------------------------

Net Unrealized
Appreciation     $7,464,667      $328,839      $1,848,498
=========================================================

Identified cost may differ for book basis and tax basis reporting purposes due to losses pertaining to wash sale transactions and mark to market adjustments for passive foreign investment companies.

NOTE 6. SIGNIFICANT CONCENTRATIONS

The Funds invest a substantial percentage of their assets in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the United States as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries. In addition, changes in currency exchange rates will affect the value of investments denominated in a foreign currency, as well as investment income derived from those securities. The Funds may invest a high percentage of their net assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the economic, political and regulatory developments in a particular sector of the market, positive or negative, have a greater impact on a Fund's net assets and will cause the value of its shares to fluctuate more than if the Fund did not concentrate its investments in a particular sector. In particular, the Global Technology Fund concentrates its investments in issuers within specific industries of the technology and telecommunications sectors. Valuations of companies in these sectors are typically subject to greater volatility than other sectors.

NOTE 7. LINE OF CREDIT

The Funds may borrow from a $10,000,000 committed line of credit. Proceeds of loans may only be used to finance shareholder redemptions or to temporarily finance the purchase or sale of securities for prompt delivery provided the loan is repaid promptly in the ordinary course of business upon the completion of such purchase or sale transaction. Borrowings by any one Fund in the Trust may not exceed the lesser of (a) $10,000,000 or (b) 10% of the net assets of the Fund for which the loan is extended. In addition, the aggregate outstanding amount of all loans to all Funds in the Trust may not exceed $10,000,000. Interest is charged to the Funds based on their borrowings at an annual rate equal to the overnight federal funds rate plus 0.50%. The Trust also pays a commitment fee of 0.10% per annum on the daily unused portion of the committed line which is allocated proportionately to the Funds. The Funds had no borrowings outstanding at July 31, 2003, nor at any time during the year then ended.

NOTE 8. REDEMPTION FEE

The Funds may impose a redemption fee of 2.00% on shares redeemed within 30 days of purchase. The fee, which is not a sales charge, is retained by the Funds and not paid to HGINA or its affiliates. Redemption fees are included in redemptions on the Statement of Changes in Net Assets.

HENDERSON GLOBAL FUNDS

REPORT OF INDEPENDENT AUDITORS

The Board of Trustees and Shareholders
Henderson Global Funds

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Henderson European Focus Fund, Henderson Global Technology Fund and Henderson International Opportunities Fund (collectively, the "Funds"), comprising the Henderson Global Funds, as of July 31, 2003, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and for the period from August 31, 2001 (commencement of operations) through July 31, 2002. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of July 31, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the Henderson Global Funds at July 31, 2003, and the results of their operations for the year then ended, the changes in their net assets and financial highlights for the year then ended and for the period from August 31, 2001 (commencement of operations) through July 31, 2002 in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP

Chicago, Illinois
September 9, 2003

HENDERSON GLOBAL FUNDS

                                                           TRUSTEES AND OFFICERS
                                                           (UNAUDITED)

                                            TERM OF                                                            OTHER
   NAME, AGE AND           POSITION WITH    OFFICE AND    PRINCIPAL OCCUPATION(S)                              DIRECTORSHIPS
   ADDRESS1                THE TRUST2       TIME SERVED3  DURING PAST FIVE YEARS                               HELD
------------------------------------------------------------------------------------------------------------------------------------
   INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
   Roland C. Baker, 65     Trustee          Since 2001    President and Chief Executive Officer, First         None
                                                          Penn-Pacific Life Insurance Co. (retired
                                                          2001); Director, The Rittenhouse Trust
                                                          (banking; money management); Director, North
                                                          American Company for Life and Health Insurance
                                                          (a provider of life insurance, health insurance
                                                          and annuities).

   C. Gary Gerst, 64       Trustee          Since 2001    Chairman Emeritus, Jones Lang LaSalle,               Chairman and Trustee,
                                                          formerly LaSalle Partners Ltd. (real estate          Harris Insight Funds
                                                          investment management and consulting                 Trust (22
                                                          firm); Director, Florida Office Property             portfolios).
                                                          Company Inc. (real estate investment fund).

   Faris F. Chesley, 65    Trustee          Since 2002    Chairman, Chesley, Taft & Associates, LCC,           None
                                                          since 2001; Vice Chairman, ABN-AMRO,
                                                          Inc. (a financial services company),
                                                          1998-2001; Director, Modern Educational
                                                          Systems (a manufacturer of maps and
                                                          educational equipment), 1992-1999.

   INTERESTED TRUSTEES AND OFFICERS OF THE TRUST
------------------------------------------------------------------------------------------------------------------------------------

   Charles H.              Chairman         Since 2001    Managing Director, Henderson Global                  None
   Wurtzebach4, 54         and Trustee                    Investors (North America) Inc. ("HGINA")
                                                          since 1999; President and Chief Executive
                                                          Officer, Heitman Capital Management, 1996-1998.

   Sean                    Trustee and      Since 2001    Director, North American Retail Distribution,        None
   Dranfield4, 37          President                      HGINA since 1999; Executive Director, North
                                                          American Business Development, Henderson Investment
                                                          Management Limited, since 1999; Director,
                                                          International Business Development, Henderson
                                                          Global Investors, 1995-1999.

   Alanna N. Palmer, 28    Vice President   Since 2002    Associate Director, Product Management,              N/A
                                                          HGINA since 2003 and Product Manager since 2001;
                                                          Portfolio Assistant, UBS Brinson 1998-2001.

   Scott E. Volk, 32       Vice President   Since 2001    Director, Retail Finance and Operations              N/A
                                                          since 2002 and Finance Manager 2001-2002, HGINA;
                                                          Vice President, Financial Services, BISYS Fund
                                                          Services, 1999-2001; Mutual Fund Treasurer,
                                                          Stein Roe & Farnham Mutual Funds, 1997-1999.

   Steven M. Hill, 38      Treasurer        Since 2002    Operations Manager, HGINA, since 2002;               N/A
                                                          Managing Director, FrontPoint Partners
                                                          LLC, 2001-2002; Vice President, Nuveen
                                                          Investments, 1999-2001; Chief Financial Officer,
                                                          Skyline Asset Management LP, 1999; Vice President,
                                                          Van Kampen Investments and Assistant Treasurer,
                                                          Van Kampen mutual funds, 1989-1999

                                       30


HENDERSON GLOBAL FUNDS
                                                           TRUSTEES AND OFFICERS
                                                           (UNAUDITED)

                                            TERM OF                                                            OTHER
   NAME, AGE AND           POSITION WITH    OFFICE AND    PRINCIPAL OCCUPATION(S)                              DIRECTORSHIPS
   ADDRESS1                THE TRUST2       TIME SERVED3  DURING PAST FIVE YEARS                               HELD
------------------------------------------------------------------------------------------------------------------------------------
   INTERESTED TRUSTEES AND OFFICERS OF THE TRUST
------------------------------------------------------------------------------------------------------------------------------------

   Ann M. Casey, 37        Assistant        Since 2001    Treasurer, The China Fund Inc., since 2001;          N/A
   225 Franklin Street     Treasurer                      Assistant Treasurer, The Holland Balanced
   Boston, MA                                             Fund, 2002; Vice President, Senior Director
   02110                                                  of Fund Administration, State Street
                                                          Corporation since 2000; Assistant Vice
                                                          President, Director of Fund Administration,
                                                          State Street Corporation, 1999-2000; Assistant
                                                          Secretary, Assistant Director of Fund
                                                          Administration, State Street Corporation,
                                                          1997-1999.

   Brian C. Booker, 37     Secretary        Since 2001    Senior Legal Counsel and Corporate                   N/A
                                                          Secretary, since 2001 and Manager, Legal
                                                          and Compliance, HGINA, 2000-2001;
                                                          Attorney, Vedder, Price, Kaufman &
                                                          Kammholz, 1998-2000; Attorney, Waller,
                                                          Lansden, Dortch & Davis, 1996-1998.

   Heidemarie              Assistant        Since 2001    Legal Counsel, HGINA, since 2001;                    N/A
   Gregoriev, 32           Secretary                      Attorney, Gardner, Carton & Douglas,
                                                          1997-2001.

1 Unless otherwise indicated, each person's address is 737 North Michigan Avenue, Suite 1950, Chicago, IL 60611.

2    Currently, all Trustees oversee all three series of the Trust.

3 A trustee may serve until his death, resignation or removal. The officers of the Trust are elected annually by the Board.

4 These Trustees are interested persons of the Trust because of their employment relationship with Henderson Global Investors (North America) Inc., or "HGINA", the investment adviser to the Funds.

THE STATEMENT OF ADDITIONAL INFORMATION FOR HENDERSON GLOBAL FUNDS INCLUDES ADDITIONAL INFORMATION ABOUT THE TRUSTEES AND IS AVAILABLE WITHOUT CHARGE BY CALLING 1.866.4HENDERSON (1.866.443.6337).

HENDERSON GLOBAL FUNDS

TRUSTEES
Charles H. Wurtzebach, Chairman
Roland C. Baker
Faris F. Chesley
Sean Dranfield
C. Gary Gerst

OFFICERS
Sean Dranfield, President
Alanna N. Palmer, Vice President
Scott E. Volk, Vice President
Steven M. Hill, Treasurer
Ann M. Casey, Assistant Treasurer
Brian C. Booker, Secretary
Heidemarie Gregoriev, Assistant Secretary

INVESTMENT ADVISER
Henderson Global Investors (North America) Inc.
737 North Michigan Avenue, Suite 1950
Chicago, IL 60611

TRANSFER AGENT
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

FOR MORE INFORMATION
Please call 1.866.4HENDERSON
           (1.866.443.6337)
or visit our website:
            www.hendersonglobalinvestors.com





This report is authorized for distribution only to shareholders and to others who have received a copy of the Funds' prospectuses. The views expressed in this report and information about the Funds' portfolio holdings are for the period covered by this report and are subject to change hereafter.

Henderson Global Funds
737 N. Michigan Avenue, Suite 1950
Chicago, IL 60611
1.866.4HENDERSON (1.866.443.6337)
www.hendersonglobalinvestors.com


Forum Fund Services, LLC, Distributor (September 2003)

ITEM 2:  CODE OF ETHICS
-----------------------

(a) Henderson Global Funds (the "Trust") has adopted a Code of Ethics that applies to the Trust's principal executive officer and principal financial officer.

(c) There have been no amendments to the Trust's Code of Ethics during the reporting period for Form N-CSR.

(d) There have been no waivers granted by the Trust to individuals covered by the Trust's Code of Ethics during the reporting period for Form N-CSR.

(f) A copy of the Trust's Code of Ethics may be obtained free of charge by calling the Henderson Global Funds at 866-343-6337.

ITEM 3:  AUDIT COMMITTEE FINANCIAL EXPERT
-----------------------------------------

(a) (1) The Board of Trustees of Henderson Global Funds (the "Trust") has determined that the Trust has three members serving on the Trust's Audit Committee that possess the attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as "audit committee financial experts."

     (2) The names of the audit committee financial experts are:

                   Roland C. Baker
                   Faris F. Chesley
                   C. Gary Gerst

          Each audit committee financial expert has been deemed to be "independent" as that term is defined in Item 3(a)(2) of Form N-CSR.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.
------------------------------------------------
Not required.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.
-----------------------------------------------
Not applicable.

ITEM 6.  [RESERVED]
-------------------

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END INVESTMENT COMPANIES.
---------------------
Not applicable.

ITEM 8.  [RESERVED]
-------------------

ITEM 9.  CONTROLS AND PROCEDURES.
---------------------------------

(a) The registrant's principal executive and principal financial officers have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(d))) are effective, as of a date within 90 days of the filing date of this Form N-CSR, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 10.  EXHIBITS
------------------

(a)(1)   Not applicable.

(a)(2) The certifications required by Rule 30a-2 of the 1940 Act are attached hereto.

(b)      The certifications required by Rule 30a-2(b) of the 1940 Act and
         Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HENDERSON GLOBAL FUNDS

By:      /s/ Sean Dranfield
         Sean Dranfield
         President (principal executive officer) of Henderson Global Funds

Date:    September 26, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:     /s/ Sean Dranfield
        Sean Dranfield
        President (principal executive officer) of Henderson Global Funds

Date:   September 26, 2003

By:     /s/ Steven M. Hill
        Steven M. Hill
        Treasurer (principal financial officer) of Henderson Global Funds

Date:   September 26, 2003